                                THE GALAXY FUND

                Galaxy Connecticut Municipal Money Market Fund
               Galaxy Massachusetts Municipal Money Market Fund
                  Galaxy New York Municipal Money Market Fund
                 Galaxy New Jersey Municipal Money Market Fund
                  Galaxy Florida Municipal Money Market Fund
                                 (the "Funds")

                                 Trust Shares

                   Supplement dated February 28, 2004 to the
                      Prospectus dated September 26, 2003
                         as revised February 28, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1.  New Jersey Municipal Money Market Fund and Florida Municipal Money Market
Fund.

   As of the date of this revised Prospectus, Galaxy had not yet begun to offer for sale Trust Shares of the New Jersey Municipal Money Market Fund or Florida Municipal Money Market Fund.

2.  Legal Proceedings

   Columbia Management Advisors, Inc. ("CMA"), the Funds' adviser, and Columbia Funds Distributor, Inc. ("CFDI") the distributor of the Funds' shares, and certain of their affiliates (collectively, "Columbia") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where CMA or CFDI were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading fund shares between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds. The majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to the New York Attorney General and to the SEC, and other regulatory authorities. To the extent that any Fund whose shares were involved in those trading activities was harmed by them, Columbia has undertaken to reimburse the Fund.

   On February 24, 2004, the SEC filed a civil complaint in the United States District Court for the District of Massachusetts against CMA and CFDI alleging that they have violated certain provisions of the federal securities laws. Also on February 24, 2004, the New York Attorney General filed a civil complaint in the Supreme Court of New York, County of New York, alleging that CMA and CFDI violated certain New York anti-fraud statutes. Both complaints are based on arrangements between 1998 and 2003 with nine investors for the trading of mutual fund shares. In their respective complaints, the New York Attorney General and the SEC are seeking disgorgement of profits, restitution, monetary penalties and permanent injunctions, including, in the case of the SEC, a permanent injunction from serving or acting as investment adviser or distributor of any registered fund.

   CMA and CFDI are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Funds.

MMTRSS-SUP2 (02/28/04)

PROSPECTUS

September 26, 2003
as revised February 28, 2004

Galaxy Connecticut Municipal Money Market Fund

Galaxy Massachusetts Municipal Money Market Fund

Galaxy New York Municipal Money Market Fund

Galaxy New Jersey Municipal Money Market Fund

Galaxy Florida Municipal Money Market Fund

Trust Shares

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Galaxy Funds

                               Galaxy Municipal Money Market Funds
The Galaxy Fund

P.O. Box 6520
Providence, RI 02940-6520

[LOGO] Galaxy
       Funds

PRESORTED STANDARD POSTAGE PAID PERMIT NO. 105 NORTH READING, MA

PROTRSSMM 47236 (02/28/04) PKG 50

                                    [GRAPHIC]

CONTENTS


                      1  RISK/RETURN SUMMARY

                      1  Introduction

                      2  Galaxy Connecticut Municipal
                         Money Market Fund

                      6  Galaxy Massachusetts Municipal
                         Money Market Fund

                     10  Galaxy New York Municipal
                         Money Market Fund

                     13  Galaxy New Jersey Municipal
                         Money Market Fund

                     16  Galaxy Florida Municipal
                         Money Market Fund

                     19  Additional Information about Fund
                         Investments and Risk

                     20  FUND MANAGEMENT

                     21  HOW TO INVEST IN THE FUNDS

                     21  Buying and selling shares

                     21   How to buy shares

                     22   How to sell shares

                     22   Other transaction policies

                     23  DIVIDENDS, DISTRIBUTIONS AND TAXES

                     25  FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION
THIS PROSPECTUS describes the Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund, Galaxy New York Municipal Money Market Fund, Galaxy New Jersey Municipal Money Market Fund and Galaxy Florida Municipal Money Market Fund. The Galaxy Municipal Money Market Funds invest primarily in short-term municipal securities that are determined by the Funds' investment adviser to carry very little risk. Municipal securities are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, state and local income tax. Because each of the Funds is a "money market fund," municipal securities purchased by each Fund must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages, you'll find important information about each of the Galaxy Municipal Money Market Funds, including:

.. the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
.. the main risks associated with an investment in the Fund
.. the Fund's past performance measured on both a year-by-year and long-term basis
.. the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
The Funds are designed for investors who are looking for a way to earn money market returns that are free from federal income tax and, in some cases, state and local income taxes. A Fund that specializes in a particular state is best suited to residents of that state who are looking for income that is free from the state's income tax or, in the case of the Florida Municipal Money Market Fund, the state's intangible personal property tax. Tax-exempt funds are not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds.

TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after federal income taxes will be 6.5%. If you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund before paying federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

THE FUNDS' INVESTMENT ADVISER
Columbia Management Advisors, Inc., which is referred to in this prospectus as the Adviser, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------
An investment in the Funds isn't a bank deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund

.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Prior to the date of this prospectus, the Fund had not offered Trust Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares and Trust Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

The Fund began operations on October 4, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
1.99%  2.97%  2.78%  2.98%  2.77%  2.53%  3.31%  1.98%  0.84%


BEST QUARTER:
0.87% for the quarter ended December 31, 2000

WORST QUARTER:
0.19% for the quarter ended March 31, 2002

Year-to-date total return for the six months ended June 30, 2003: 0.28%

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund


Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2002, after taking into account any sales charges on Investment Shares of the Predecessor Fund.

                                                                      SINCE
                                                   1 YEAR 5 YEARS INCEPTION
--------------------------------------------------------------------------------------
Retail A Shares                                     0.84%   2.28%     2.44% (10/04/93)
--------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                      -----------------------------------
                      Management fees               0.40%
                      -----------------------------------
                      Distribution (12b-1) fees      None
                      -----------------------------------
                      Other expenses                0.12%
                      -----------------------------------
                      Total Fund operating expenses 0.52%
                      -----------------------------------

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                  --------------------------------------------
                  Trust Shares    $53    $167    $291     $653
                  --------------------------------------------

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund


HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Prior to the date of this prospectus, the Fund had not offered Trust Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and Trust Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001    2002
----    ----    ----    ----    ----    ----    ----    ----    ----
2.15%   3.23%   2.78%   2.96%   2.79%   2.56%   3.42%   2.18%   0.95%


BEST QUARTER:
0.91% for the quarter ended December 31, 2000

WORST QUARTER:
0.21% for the quarter ended September 30, 2002

Year-to-date total return for the six months ended June 30, 2003: 0.29%

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund


Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2002.

                                                                      SINCE
                                                   1 YEAR 5 YEARS INCEPTION
--------------------------------------------------------------------------------------
Retail A Shares                                     0.95%   2.38%     2.54% (10/05/93)
--------------------------------------------------------------------------------------

To obtain the Fund's current 7- day yield, please call 1-866-840-5469.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                      -----------------------------------
                      Management fees               0.40%
                      -----------------------------------
                      Distribution (12b-1) fees      None
                      -----------------------------------
                      Other expenses                0.09%
                      -----------------------------------
                      Total Fund operating expenses 0.49%
                      -----------------------------------

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                  --------------------------------------------
                  Trust Shares    $50    $157    $274     $616
                  --------------------------------------------

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and New York State and New York City personal income tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in New York municipal securities, which are securities issued by or on behalf of the State of New York and other government issuers (and may include issuers located outside the State of New
York) and that pay interest that is exempt from federal regular income tax and New York State and New York City personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in securities that are taxable for federal regular income tax or New York State and New York City personal income tax purposes, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

City and New York State will continue to suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund's performance. As a result, the Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
No performance information is presented because the Fund was not in operation during the last calendar year.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                      ------------------------------------
                      Management fees                0.40%
                      ------------------------------------
                      Distribution (12b-1) fees       None
                      ------------------------------------
                      Other expenses                0.15%1
                      ------------------------------------
                      Total Fund operating expenses  0.55%
                      ------------------------------------

1Other expenses are based on estimated amounts for the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                       1 YEAR 3 YEARS
                          ---------------------------
                          Trust Shares    $56    $176
                          ---------------------------

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New Jersey Municipal Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and New Jersey State personal income tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in New Jersey municipal securities, which are securities issued by or on behalf of the State of New Jersey and other government issuers (and may include issuers located outside New Jersey) and that pay interest which is exempt from both federal regular income tax and New Jersey State personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New Jersey Municipal Money Market Fund

.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
No performance information is presented because the Fund had not commenced operations prior to the date of this prospectus.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New Jersey Municipal Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                      ------------------------------------
                      Management fees                0.40%
                      ------------------------------------
                      Distribution (12b-1) fees       None
                      ------------------------------------
                      Other expenses                0.19%1
                      ------------------------------------
                      Total Fund operating expenses  0.59%
                      ------------------------------------

1Other expenses are based on estimated amounts for the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                       1 YEAR 3 YEARS
                          ---------------------------
                          Trust Shares    $60    $189
                          ---------------------------

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Florida Municipal Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax through Fund shares that are exempt from the Florida intangible personal property tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Florida municipal securities, which are securities issued by or on behalf of the State of Florida and other government issuers (and may include issuers located outside Florida) that pay interest which is exempt from federal regular income tax and that are exempt from the Florida intangible personal property tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Since the Fund invests primarily in Florida municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Florida. Other considerations affecting the Fund's investments in Florida municipal securities are summarized in the Statement of Additional Information.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Florida Municipal Money Market Fund

.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
No performance information is presented because the Fund had not commenced operations prior to the date of this prospectus.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Florida Municipal Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                      ------------------------------------
                      Management fees                0.40%
                      ------------------------------------
                      Distribution (12b-1) fees       None
                      ------------------------------------
                      Other expenses                0.17%1
                      ------------------------------------
                      Total Fund operating expenses  0.57%
                      ------------------------------------

1Other expenses are based on estimated amounts for the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                       1 YEAR 3 YEARS
                          ---------------------------
                          Trust Shares    $58    $183
                          ---------------------------

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK

The main investment strategies for each of the Galaxy Municipal Money Market Funds and the particular types of securities in which each Fund primarily invests and their associated risks have been described above. The following provides additional information about some of the types of securities in which one or more of these Funds may invest.

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. There are several types of municipal securities. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are issued to finance projects for private companies and are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price. Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's net assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

GALAXY MUNICIPAL MONEY MARKET FUNDS

FUND MANAGEMENT


ADVISER
The Adviser, a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia") and an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1969 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of June 30, 2003, the Adviser and its affiliates managed over $148 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

On April 1, 2003, several advisory subsidiaries of Columbia, including Fleet Investment Advisors Inc. ("FIA") and Colonial Management Associates, Inc. ("CMA"), merged into the Adviser. Prior to April 1, 2003, FIA served as the Funds' investment adviser and administrator and CMA served as the Funds' pricing and bookkeeping agent. As a result of the merger, the Adviser now serves as the Funds' adviser, administrator and pricing and bookkeeping agent.

Columbia Funds Distributor, Inc., an affiliate of the Adviser, serves as the Funds' distributor.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES
The management fees paid to the Adviser by the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund during the fiscal period from November 1, 2002 through May 31, 2003 and the fiscal year ended October 31, 2002 are set forth below.

                                                     MANAGEMENT FEE AS A
                                                   % OF AVERAGE NET ASSETS
                                                 PERIOD ENDED       YEAR ENDED
  FUND                                          MAY 31, 2003* OCTOBER 31, 2002
  ----------------------------------------------------------------------------
  Connecticut Municipal Money Market Fund               0.40%            0.40%
  Massachusetts Municipal Money Market Fund             0.40%            0.40%
  ----------------------------------------------------------------------------

*The fiscal year end for each of the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund has been changed from October 31 to May 31.

The Adviser is entitled to receive advisory fees with respect to each of the New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund at the annual rate of 0.40% of the first $750,000,000 of each Fund's average daily net assets plus 0.35% of each Fund's average daily net assets in excess of $750,000,000.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES
The price per share when you buy or sell your shares is based on a Fund's net asset value (NAV). The NAV per share is the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

Trust Shares of the Funds are available for purchase by the following types of investors:
.. Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation
.. Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and your financial institution or employer-sponsored plan are open for business. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its NAV per share at the times described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-866-840-5469.

If your order to buy shares is received and accepted by Galaxy's transfer agent by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's transfer agent after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV per share is determined on each business day as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

How to buy shares
You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's transfer agent and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy does not have minimum investment requirements for initial or additional investments in Trust Shares, but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.

Effective October 1, 2003, the USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

How to sell shares
You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's transfer agent and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may charge a fee. Contact your financial institution or plan administrator for more information.

Other transaction policies
Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution or plan administrator on the next business day, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Distributions attributable to long-term capital gains will generally be taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions (other than exempt-interest dividends) attributable to short-term capital gains and ordinary income will generally be taxable to you as ordinary income.

Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

Distributions by the Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for you for federal income tax purposes. It is possible, depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to you as ordinary income or capital gains, but none of the Funds expects that this will be the case.

Interest on indebtedness incurred by you to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by one or more of the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

Connecticut Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from the Connecticut state income tax on individuals, trusts and estates (CSIT). However, dividends, if any, derived from interest on securities other than Connecticut municipal securities, or from capital gains, will be subject to the CSIT, except that dividends derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the CSIT if paid on Fund shares held as capital assets.

Massachusetts Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from capital gains other than gains realized from the sale of certain municipal securities of Massachusetts issuers, will be subject to Massachusetts personal income tax.

New York Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from New York State and New York City personal income tax. However, dividends, if any, derived from interest on securities other than New York municipal securities, or from capital gains, will be subject to New York State and New York City personal income tax.

GALAXY MUNICIPAL MONEY MARKET FUNDS

New Jersey Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from New Jersey State personal income tax. However, dividends, if any, derived from interest on securities other than New Jersey municipal securities, or from capital gains, will be subject to New Jersey State personal income tax.

Florida Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that your shares in the Fund will generally be exempt from the Florida intangible personal property tax.

All Funds
Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

OTHER STATE AND LOCAL TAX MATTERS
Generally, you may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of the particular state or localities within the state.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

Prior to the date of this prospectus, Trust Shares of the Funds had not been offered to investors. The financial highlights tables on the following pages with respect to the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund reflect the performance of the Funds' Retail A Shares for the period from November 1, 2002 through May 31, 2003 and for each of the years ended October 31, 2002, 2001, 2000, 1999 and 1998 and are intended to provide you with a long-term perspective as to the Funds' financial history. Certain information reflects the financial performance of a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal period ended May 31, 2003 and for each of the fiscal years ended October 31, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated May 31, 2003 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal year ended October 31, 1998 was audited by Galaxy's former auditors. No financial highlights are presented for the New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund or Florida Municipal Money Market Fund because these Funds were not in operation during the fiscal periods included in the financial highlights tables.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund

(For a share outstanding throughout each period)

                                        PERIOD ENDED               YEARS ENDED OCTOBER 31,
                                          MAY 31,     ------------------------------------------------
                                           20031        2002      2001      2000      1999      1998
                                        ------------  --------  --------  --------  --------  --------
                                                                RETAIL A SHARES
-------------------------------------   --------------------------------------------------------------
Net asset value, beginning of period         $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
Income from investment operations:
  Net investment income2                         -3       0.01      0.02      0.03      0.02      0.03
Less distributions:
  Distributions from net
  investment income                              -3      (0.01)    (0.02)    (0.03)    (0.02)    (0.03)
Net increase (decrease) in net
asset value                                      -           -         -         -         -         -
Net asset value, end of period               $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------   ------------  --------  --------  --------  --------  --------
Total return                                  0.37%**     0.88%     2.39%     3.21%     2.47%     2.87%

Ratios/supplemental data:
  Net assets, end of period (in 000s)     $269,559    $298,769  $273,925  $262,149  $243,051  $165,186

Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                       0.64%*      0.87%     2.36%     3.17%     2.44%     2.83%
  Operating expenses including
  reimbursements/waiver                       0.63%*      0.62%     0.62%     0.62%     0.62%     0.62%
  Operating expenses excluding
  reimbursements/waiver                       0.63%*      0.62%     0.62%     0.64%     0.65%     0.65%

* Annualized.
**Not Annualized.
1 For the period from November 1, 2002 to May 31, 2003.
2 Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the period ended May 31, 2003/1/ and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.00/3/, $0.01, $0.02, $0.03, $0.02 and $0.03,
  respectively.
3 Net investment income per share and distributions from net investment income were less than $0.005.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

(For a share outstanding throughout each period)

                                                            YEARS ENDED OCTOBER 31,
                                 PERIOD ENDED  ------------------------------------------------
                                 MAY 31, 20031   2002      2001      2000      1999      1998
                                 ------------- --------  --------  --------  --------  --------
                                                         RETAIL A SHARES
------------------------------   --------------------------------------------------------------
Net asset value, beginning of
period                                $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
Income from investment
operations:
  Net investment income2                  -3       0.01      0.03      0.03      0.02      0.03
Less distributions:
  Distributions from net
  investment income                       -3      (0.01)    (0.03)    (0.03)    (0.02)    (0.03)
Net increase (decrease) in net
asset value                               -           -         -         -         -         -
Net asset value, end of
period                                $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
------------------------------   ------------- --------  --------  --------  --------  --------
Total return                           0.39%**     1.02%     2.59%     3.31%     2.50%     2.86%

Ratios/supplemental data:
  Net assets, end of period
  (in 000s)                        $411,600    $447,525  $521,739  $480,835  $241,611  $127,922

Ratios to average net assets:
  Net investment income
  including reimbursements/
  waiver                               0.67%*      1.01%     2.55%     3.32%     2.48%     2.81%
  Operating expenses including
  reimbursements/waiver                0.58%*      0.57%     0.59%     0.62%     0.62%     0.62%
  Operating expenses excluding
  reimbursements/waiver                0.58%*      0.58%     0.59%     0.63%     0.65%     0.68%

* Annualized.
**Not Annualized.
1 For the period from November 1, 2002 to May 31, 2003.
2 Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the period ended May 31, 2003/1/ and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.00/3/, $0.01, $0.03, $0.03, $0.02 and $0.03,
  respectively.
3 Net investment income per share and distributions from net investment income were less than $0.005.

GALAXY MUNICIPAL MONEY MARKET FUNDS

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

Annual and semi-annual reports
Galaxy's annual and semi-annual reports contain more information about the Funds and a discussion about the market conditions and investment strategies that had a significant effect on their performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-866-840-5469 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

PROTRSSMM 47236 (02/28/04) PKG 50

The Galaxy Fund
Statement of Additional Information
September 26, 2003
(as revised February 28, 2004)

Galaxy Money Market Fund                        Retail A Shares and Trust Shares
Galaxy Government Money Market Fund
Galaxy U.S. Treasury Money Market Fund
Galaxy Tax-Exempt Money Market Fund
Galaxy Connecticut Municipal Money Market Fund
Galaxy Massachusetts Municipal Money Market Fund
Galaxy New York Municipal Money Market Fund
Galaxy New Jersey Municipal Money Market Fund
Galaxy Florida Municipal Money Market Fund

     This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated May 31, 2003 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-866-840-5469

Current Prospectuses
--------------------

..  Prospectus for Retail A Shares of the Money Market, Government Money Market,
   U.S. Treasury Money Market and Tax-Exempt Money Market Funds dated September 26, 2003
..  Prospectus for Retail A Shares of the Connecticut Municipal Money Market,
   Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds dated September 26, 2003
..  Prospectus for Trust Shares of the Money Market, Government Money Market,
   U.S. Treasury Money Market and Tax-Exempt Money Market Funds dated September 26, 2003
..  Prospectus for Trust Shares of the Connecticut Municipal Money Market,
   Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds dated September 26, 2003 as revised February 28, 2004

     The audited financial statements included in the Annual Report and the related report of Ernst & Young LLP, The Galaxy Fund's independent auditors, contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

GENERAL INFORMATION............................................................1
DESCRIPTION OF GALAXY AND ITS SHARES...........................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS......................................4
   Money Market Fund...........................................................4
   Government Money Market Fund................................................5
   U.S. Treasury Money Market Fund.............................................5
   Tax-Exempt Money Market Fund................................................5
   Connecticut Municipal Money Market Fund.....................................6
   Massachusetts Municipal Money Market Fund...................................6
   New York Municipal Money Market Fund........................................7
   New Jersey Municipal Money Market Fund......................................7
   Florida Municipal Money Market Fund.........................................7
   Other Investment Policies and Risk Considerations...........................8
   Quality Requirements........................................................8
   U.S. Government Obligations.................................................9
   Money Market Instruments....................................................9
   Municipal Securities.......................................................11
   Stand-By Commitments.......................................................13
   Tender Option Bonds........................................................14
   Variable and Floating Rate Instruments.....................................14
   Repurchase and Reverse Repurchase Agreements...............................16
   When-Issued and Delayed Settlement Transactions............................17
   Securities Lending.........................................................17
   Guaranteed Investment Contracts -- Money Market Fund.......................18
   Asset-Backed Securities -- Money Market Fund...............................18
   Investment Company Securities..............................................19
   Non-Diversification - Connecticut Municipal Money Market,
   Massachusetts Municipal Money Market, New York Municipal Money
   Market, New Jersey Municipal Money Market and Florida Municipal
   Money Market Funds.........................................................19
   Connecticut Investment Risks...............................................20
   Massachusetts Investment Risks.............................................24
   New York Investment Risks .................................................24
   New Jersey Investment Risks................................................47
   Florida Investment Risks...................................................49
   Portfolio Securities Generally.............................................56
INVESTMENT LIMITATIONS........................................................56
NET ASSET VALUE...............................................................60
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................61
   Purchases of Retail A Shares...............................................61
   Purchases of Trust Shares..................................................62
   Other Purchase Information.................................................63
   Redemptions................................................................63
INVESTOR PROGRAMS.............................................................63

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

   Exchange Privilege - Retail A Shares.......................................63
   Automatic Investment Program and Systematic Withdrawal Plan - Retail
   A Shares...................................................................64
   Payroll Deduction Program - Retail A Shares................................65
   Coverdell Education Savings Account - Retail A Shares......................65
   Checkwriting - Retail A Shares.............................................65
   Direct Deposit Program - Retail A Shares...................................65
TAXES.........................................................................66
   State and Local............................................................68
   Miscellaneous..............................................................70
TRUSTEES AND OFFICERS.........................................................70
   Standing Board Committees..................................................75
   Trustee Ownership of Fund Shares...........................................76
   Board Compensation.........................................................76
   Certain Interests of Independent Trustee...................................79
   Shareholder and Trustee Liability..........................................79
INVESTMENT ADVISER............................................................80
   Board Approval of Investment Advisory Agreement............................82
PROXY VOTING POLICIES AND PROCEDURES..........................................82
ADMINISTRATOR, SUB-ADMINISTRATOR AND PRICING AND BOOKKEEPING AGENT............85
CUSTODIAN AND TRANSFER AGENT..................................................88
EXPENSES......................................................................90
PORTFOLIO TRANSACTIONS........................................................90
SHAREHOLDER SERVICES PLAN -- RETAIL A SHARES..................................91
DISTRIBUTOR...................................................................93
INDEPENDENT AUDITORS..........................................................94
COUNSEL.......................................................................95
PERFORMANCE AND YIELD INFORMATION.............................................95
   Performance Reporting.....................................................104
MISCELLANEOUS................................................................105
FINANCIAL STATEMENTS.........................................................109
APPENDIX A...................................................................A-1

                               GENERAL INFORMATION

     This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses described on the cover page. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. No investment in the Funds should be made without reading a Prospectus.

     The Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund commenced operations as separate portfolios (the "Predecessor Connecticut Municipal Money Market Fund" and "Predecessor Massachusetts Municipal Money Market Fund", respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of The Galaxy Fund ("Galaxy"). Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Retail A Shares.

     Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, FleetBoston Financial Corporation or any of its affiliates, Columbia Management Advisors, Inc., or any Fleet Bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                      DESCRIPTION OF GALAXY AND ITS SHARES

     Galaxy is an open-end management investment company currently offering shares of beneficial interest in thirteen investment portfolios: Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves and Tax-Exempt Reserves. Galaxy also has registered shares of beneficial interest in two additional portfolios: New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund. As of the date of this Statement of Additional Information, as revised, however, the New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund had not commenced investment operations.

     Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series of the Funds as follows: Class A Shares (Retail A Shares) and Class A -- Special Series 1 Shares (Trust Shares), representing interests in the Money Market Fund; Class B Shares (Retail A Shares) and Class B -- Special Series 1 Shares (Trust Shares), representing interests in the Government Money Market Fund; Class E Shares (Retail A Shares) and Class E -- Special Series 1 Shares (Trust Shares), representing interests in the Tax-Exempt Money Market Fund; Class F Shares (Retail A Shares) and Class F -- Special Series 1 Shares (Trust Shares), representing interests in the U.S. Treasury Money Market Fund; Class V Shares (Retail A Shares) and Class V -- Special Series 1 Shares (Trust Shares), representing interests in the Connecticut Municipal Money Market Fund; Class W Shares (Retail A Shares) and Class W -- Special Series 1 Shares (Trust Shares), representing interests in the Massachusetts Municipal Money Market Fund; Class EE -- Series 1 Shares (Retail A Shares) and Class EE -- Series 2 Shares (Trust Shares), representing interests in the New York Municipal Money Market Fund; Class UU -- Series 1 Shares (Retail A Shares) and Class UU -- Series 2 Shares (Trust Shares), representing interests in the New Jersey Municipal Money Market Fund; and Class VV -- Series 1 Shares and Class VV -- Series 2 Shares, representing interests in the Florida Municipal Money Market Fund. The Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds are classified as diversified investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money, New Jersey Municipal Money Market and Florida Municipal Money Market Funds are classified as non-diversified investment companies under the 1940 Act.

     Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares and Trust Shares) bears pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows: (1) each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series; and (2) each series may incur differing transfer agency fees and may have differing transfer agency fees. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution and Services Plan" below.

     In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of the Funds and any other investment portfolio now or hereafter offered by Galaxy, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933, as amended (the "1933 Act") or other applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                   INVESTMENT STRATEGIES, POLICIES AND RISKS

     Columbia Management Advisors, Inc. ("Columbia"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund, as described in its Prospectuses, may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted herein under "Tax-Exempt Money Market Fund," "Connecticut Municipal Money Market Fund," "Massachusetts Municipal Money Market Fund," "New York Municipal Money Market Fund," "New Jersey Municipal Money Market Fund" and "Florida Municipal Money Market Fund," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

Money Market Fund

     Money market instruments in which the Money Market Fund may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax. These debt obligations are commonly referred to as Municipal Securities. Municipal Securities may be advantageous for a taxable portfolio such as the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable portfolio such as the Fund that come from interest on Municipal Securities will be taxable to shareholders. The Fund may also invest in Municipal Securities the interest on which is subject to regular federal income tax.

     Instruments in which the Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

Government Money Market Fund

     The Government Money Market Fund invests primarily (at least 80% of net assets plus any borrowings for investment purposes) in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, and repurchase agreements backed by these obligations. This 80% policy may be changed by Galaxy's Board of Trustees without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

     Instruments in which the Government Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Other Investment Policies and Risk Considerations" below.

U.S. Treasury Money Market Fund

     Under normal circumstances, the U.S. Treasury Money Market Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in money market instruments issued by the U.S. Treasury, including bills, notes and bonds. This 80% policy may be changed by Galaxy's Board of Trustees without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

     Instruments in which the U.S. Treasury Money Market Fund invests may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

     Portfolio securities held by the Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

Tax-Exempt Money Market Fund

     Municipal Securities in which the Tax-Exempt Money Market Fund invests present minimal credit risk and meet the rating criteria described under "Other Investment Policies and Risk Considerations - Quality Requirements" below.

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities. The Fund's investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's net assets when added together with any taxable investments held by the Fund.

     Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.

     Investments in which the Tax-Exempt Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate securities).

Connecticut Municipal Money Market Fund

     The Connecticut Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, and obligations of territories and possessions of the United States and any political sub-division or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates ("Connecticut Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Connecticut Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Massachusetts Municipal Money Market Fund

     The Massachusetts Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the Commonwealth of Massachusetts and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts upon non-corporate taxpayers ("Massachusetts Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Massachusetts Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and

Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from both federal regular income tax and Massachusetts personal income tax.

New York Municipal Money Market Fund

     The New York Municipal Money Market Fund attempts to achieve its objective by investing primarily in a portfolio of debt obligations issued by or on behalf of the State of New York, its political subdivisions, public instrumentalities, state or local authorities, and obligations of territories and possessions of the United States, including the District of Columbia, and any political subdivision or financial authority of any of these, the interest income from which is, in the opinion of counsel to the various issuers, exempt from regular federal income tax and New York State and New York City personal income taxes ("New York Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of New York Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in New York Municipal Securities.

New Jersey Municipal Money Market Fund

     The New Jersey Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of New Jersey, its political subdivisions, authorities, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside New Jersey such as Puerto Rico), the interest income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax and New Jersey personal income tax ("New Jersey Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of New Jersey Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from both regular federal income tax and the New Jersey personal income tax.

Florida Municipal Money Market Fund

     The Florida Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of Florida, its political subdivisions, authorities, agencies, instrumentalities and corporations, the interest income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax and that are exempt from Florida intangible personal property tax ("Florida Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Florida Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from regular federal income tax and that are exempt from the Florida intangible personal property tax.

                Other Investment Policies and Risk Considerations

     Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

Quality Requirements

     The Funds will purchase only those instruments which meet the applicable quality requirements described below. The Funds will not purchase a security (other than a U.S. Government security) unless the security (or, in certain cases, the guarantee) or the issuer (or guarantee provider) with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch) in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in one of such Rating Agency's two highest categories for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in one of the two highest, short-term rating categories. See "Investment Limitations" below. See Appendix A to this Statement of Additional Information for a description of S&P's, Moody's and Fitch's rating categories.

     Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Columbia will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. For example, with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds, Columbia will generally treat Connecticut Municipal Securities, Massachusetts Municipal Securities, New York Municipal Securities, New Jersey Municipal Securities or Florida Municipal Securities, as the case may be, as eligible portfolio securities if the issuer has received long-term bond ratings within the three highest rating categories assigned by a Rating

Agency with respect to other bond issues. Columbia also considers other relevant information in its evaluation of unrated short-term securities.

U.S. Government Obligations

     Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Treasury and by U.S. Government agencies, authorities, instrumentalities and sponsored enterprises. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

     U.S. Treasury securities are backed by the full faith and credit of the U.S. Government and differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Student Loan Marketing Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

     The U.S. Treasury Money Market Fund will invest in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which, under current law, generally will not be subject to state income tax by reason of federal law.

Money Market Instruments

     Money market instruments include but are not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Money Market Fund may invest up to 30% of its total assets in time deposits. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For purposes of the Money Market Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

     Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Columbia believes that the credit risk with respect to the instrument is minimal.

     Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Columbia has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Money Market Fund and the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market

Fund and Florida Municipal Money Market Fund (collectively, the "Tax-Exempt Money Market Funds") may also purchase Rule 144A securities. See "Investment Limitations" below.

Municipal Securities

     Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal Securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

     The two principal classifications of Municipal Securities that may be held by the Money Market Fund and the Tax-Exempt Money Market Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     A Fund's portfolio may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

     Municipal Securities may include variable rate demand notes, which are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Money Market Fund and Tax-Exempt Money Market Funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which a Fund may next tender the security for repurchase. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

     Municipal Securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above under "Money Market Instruments," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

     There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's, S&P and Fitch, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Money Market Fund and Tax-Exempt Money Market Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the limitations set forth in the Prospectuses for the Funds including applicable maturity restrictions.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Money Market Funds and the liquidity and value of their respective portfolios. In such an event, a Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. None of the Money Market Fund, Tax-Exempt Money Market Funds or Columbia will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

     Munipreferred Securities. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds may purchase interests in Municipal Securities that are offered in the form of a security representing a diversified portfolio of investment grade bonds. These securities provide investors, such as the Funds, with liquidity and income exempt from federal regular income tax and some state income taxes.

Stand-By Commitments

     The Money Market Fund and each Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal

Securities at a specified price. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with those dealers whose credit Columbia believes to be of high quality.

     Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

     A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Columbia will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

Tender Option Bonds

     The Money Market Fund and the Tax-Exempt Money Market Funds may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in a Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Columbia will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership or default of any of the parties to a tender option bond will adversely affect the quality and marketability of the security.

Variable and Floating Rate Instruments

     Securities purchased by the Funds may include variable and floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

     Each of the Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund may invest in variable rate demand notes in the form of synthetic securities. The Money Market Fund and Tax-Exempt Money Market Fund may invest up to 30% of their respective assets in such securities. The Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund may invest up to 50% of their assets in such securities. Synthetic securities structures involve trusts and partnerships that, in effect, convert long-term fixed income rate bonds into variable or floating rate demand securities. Typically, one or more long-term, high quality, fixed rate bonds of a single state or municipal issuer are deposited in a trust by the sponsor. Holders of interests in the trust receive interest at the current short-term market rate and the sponsor receives the difference between the current market interest rate and the long-term rate paid by the underlying securities. An affiliate of the sponsor or a third party, such as a bank, issues a conditional demand feature permitting holders to recover principal at par within a specified period.

     If a variable or floating rate instrument is not rated, Columbia must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

     In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

     Long-term variable and floating rate obligations held by the Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

     Variable and floating rate obligations with a demand feature held by the Funds will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Repurchase and Reverse Repurchase Agreements

     Each Fund, except the U.S. Treasury Money Market Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Columbia. No Fund will enter into repurchase agreements with Columbia or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limitation on investments in illiquid securities described under "Investment Limitations" below.

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by a Tax-Exempt Money Market Fund in repurchase agreements will be, under normal market conditions, subject to a 20% overall limit on taxable obligations.

     The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreements). Securities subject to repurchase agreements will be held by a Fund's custodian or a sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     The Money Market and Government Money Market Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

     Whenever a Fund enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account liquid assets such as cash or liquid securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent values are maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

When-Issued and Delayed Settlement Transactions

     Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by a Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of a Fund's investment objective.

     When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or delayed settlement basis exceeded 25% of the value of its total assets.

     When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of securities purchased on a when-issued or delayed settlement basis is calculated from the date of settlement of the purchase to the maturity date.

Securities Lending

     The Money Market and Government Money Market Funds may lend their portfolio securities to financial institutions such as banks and broker/dealers in accordance with their investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by Columbia to be of good standing and only when, in Columbia's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

     A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Government Money Market Fund in connection with such loans would be invested in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; cash collateral received by the Money Market Fund would be invested in high quality, short-term money market instruments.

Guaranteed Investment Contracts -- Money Market Fund

     The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Asset-Backed Securities -- Money Market Fund

     The Money Market Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements."

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

Investment Company Securities

     Each Fund may invest in securities issued by other investment companies limited, with respect to the Tax-Exempt Money Market Fund, to open-end investment companies that invest in high quality, short-term Municipal Securities that meet the applicable quality requirements described above under "Quality Requirements" and that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities may be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund may invest exclusively in one other investment company managed similarly to the particular Fund.

     Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations.

Non-Diversification - Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds

     The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds are classified as non-diversified investment portfolios under the

1940 Act. As such, there is no limit on the percentage of assets which can be invested in any single issuer. However, so that they comply with the requirements of Rule 2a-7 under the 1940 Act, these Funds may invest more than 5% of their total assets in securities of a single issuer with respect to no more than 25% of their total assets, provided that each Fund will not invest more than 5% of its total assets in securities of a single issuer unless such securities are rated in the highest short-term rating category by the requisite Rating Agencies or, if unrated, are determined to be of comparable quality. An investment in one of these Funds, therefore, may entail greater risk than would exist in a diversified investment portfolio because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds each intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of a Fund's taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer. In addition, each Fund intends to comply with the requirements of Rule 2a-7 under the 1940 Act which regulates money market funds.

Connecticut Investment Risks

     The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

     The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

     Connecticut (sometimes referred to as the State) is highly urbanized, with a 2002 population density of 714 persons per square mile, as compared to 82 for the United States as a whole and 225 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1993 to 2002, rising from $29,274 to $42,823. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

     Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, military and civilian helicopters and submarines) being the dominant industry, followed by fabricated metals, machinery, and computers and electronics. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 13% of total non-agricultural employment in Connecticut in 2002, versus 12% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 6.3% in 1993 to 2.2% in 2000 but rose to 5.0% for the first half of 2003.

     At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000,
$312,900,000, $71,800,000, $300,400,000, and $30,700,000, respectively. On
September 1, 2002, the Comptroller reported a deficit for the 2001-2002 fiscal year of $817,100,000. This deficit was met in part by a transfer of the $594,700,000 balance in the Budget Reserve Fund, and Economic Recovery Notes were issued to meet the remainder of the deficit on December 19, 2002.

     The adopted budget for the 2002-2003 fiscal year had anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases. Nevertheless, as of January 31, 2003, the Comptroller estimated a General Fund deficit for the 2002-2003 fiscal year of $628,300,000. A special session of the General Assembly called by Governor resulted in further deficit mitigation legislation signed on February 28, 2003, aimed at reducing the projected deficit for the 2002-2003 fiscal year by a combination of revenue enhancements estimated by the Office of Policy and Management to equal approximately $485,000,000 and expenditure reductions so estimated to equal approximately $108,000,000. As of October 1, 2003, the Comptroller estimated a deficit of $96,800,000 for the 2002-2003 fiscal year. It is expected that the full deficit will be financed by the issuance of Economic Recovery Notes that have been authorized by the General Assembly.

     At the conclusion of its June 30, 2003, Special Session, the General Assembly passed a budget bill, certain amendments, and implementing legislation with respect to the 2003-2004 and 2004-2005 fiscal years. The Governor signed the budget bill on August 16, 2003, and signed all the amendments and the implementing legislation on August 20, 2003. The resulting General

Fund budget for the 2003-2004 fiscal year anticipates revenues of $12,452,100,000, expenditures of $12,452,000,000, and a surplus of $100,000, and the resulting General Fund budget for the 2004-2005 fiscal year anticipates revenues of $12,967,100,000, expenditures of $12,966,900,000, and a surplus of $200,000. These results were expected to be generated by net revenue enhancements of approximately $570,000,00 for the 2003-2004 fiscal year and $550,000,000 for the 2004-2005 fiscal year, and by reductions in expenditures for current services of approximately $715,000,000 for the 2003-2004 fiscal year and $1,160,000,000 for the 2004-2005 fiscal year, as well as by elements of the deficit mitigation legislation enacted in February, 2003. As of December 31, 2003, the Comptroller estimated a General Fund deficit of $84,800,000 for the 2003-2004 fiscal year.

     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 16, 2003, the State had authorized direct general obligation bond indebtedness totaling $17,548,405,000, of which $15,898,508, had been approved for issuance by the State Bond Commission and $14,773,386,000 had been issued. As of December 16, 2003, net State direct general obligation bond indebtedness outstanding was $9,475,801,000.

     In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of December 16, 2003, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,873,500,000.

     The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2003, the State's outstanding obligation was $1,027,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000. The State has authorized a net income in school construction grant commitments of $585,100,000 that take effect in the 2003-2004 fiscal year.

     The State's general obligation bonds are rated Aa3 by Moody's and AA by both Standard & Poor's and Fitch. The Moody's rating was downgraded from Aa2 on July 2, 2003. On September 26, 2003, Standard & Poor's revised its credit outlook on such bonds from "negative" to "stable."

     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area;

(iii) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vi) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (vii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list of Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; (ix) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; (x) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claims back wages, damages, attorneys' fees, and costs; (xi) and a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system.

     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years and to substantially increase the voluntary interdistrict busing program in that area, and to work collaboratively with the plaintiffs in planning for the period following the first four years. The anticipated cost of compliance over the four-year period is $45,000,000.

     General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

     In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Massachusetts Investment Risks

     The Massachusetts Municipal Money Market Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

New York Investment Risks

     Some of the significant financial considerations relating to the New York Municipal Money Market Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     The State of New York's most recent fiscal year began on April 1, 2003 and ends on March 31, 2004. The most recent published Update to the Annual Information Statement was dated January 26, 2004.

     Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of the Budget ("DOB") believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     In the Enacted Budget of 2003-04, DOB projected a potential imbalance in the State's General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs ("FMAP"). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the Local Government Assistance Corporation ("LGAC")/Municipal Assistance Corporation ("MAC") transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to the budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and the Tuition Assistance Program ("TAP"), and lower spending in State Operations and debt service. DOB's current receipts projection assumes significant growth in tax receipts for the remainder of the year.

     Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million General Fund Enacted Budget imbalance, allowed a maximum deposit of $84 million to the rainy day fund and generated a $261 million surplus to help lower the 2004-05 budget gap.

     The State is negotiating new labor contracts with several State employee unions. The recently expired four-year agreements included a $500 nonrecurring lump sum payment and salary increases of 3.0 percent in 1999-2000 (effective mid-year), 3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03, at a cost to the General Fund of approximately $2.5 billion over the life of the agreement. Each future one percent salary increase would cost the General Fund roughly $75 million annually. The Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of future collective bargaining agreements.

     On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments until legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide New York City the fiscal relief it sought, but without the legal uncertainty associated with the current legislation. Please see the section below entitled "Litigation" for the status of this litigation.

     The State Comptroller is the Administrative Head of the State Retirement Systems, and Trustee of the assets of those Systems. The proposed 2004-05 Financial Plan assumes pension reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised the DOB that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, through December 2003, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

     In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital ("DSH") payments over two years to public hospitals throughout the State, including the New York City Health and Hospitals Corporation ("HHC"), State University of New York ("SUNY") and other State and county-operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments could have an adverse impact on the State's health care financing system.

     The 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

     The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all video lottery terminal ("VLT") revenues to provide Sound Basic Education ("SBE") funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

     Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. The Court has also directed the parties to return on March 30, 2004 for further proceedings. For a complete summary of significant litigation affecting the State, please refer to the State's Annual Information Statement, as updated.

     The State projects that balances in its principal reserves to guard against unbudgeted risks will total $815 million at the close of 2003-04 and will remain unchanged through 2004-05. The reserves include $794 million in the TSRF (the State's rainy day fund) and $21 million in the Contingency Reserve Fund ("CRF") for litigation. To permanently improve the State's reserve levels, the Governor's Executive Budget for 2004-05 includes legislation to gradually increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the State will reach its statutory maximum balance in the fund of 2 percent or $840 million with the next annual deposit.

     State Economy. The New York State economy is slowly emerging from recession. The long recovery from September 11/th/ and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8 percent in 2003 to 2.1 percent in 2004.

     The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

     Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

     Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

     Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

     State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2003-04 Financial Plan projected a budget gap of $2.8 billion in 2003-04 and the 2004-2005 Financial Plan projects budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06 and $7.8 billion in 2006-07.

     Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

     General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

     Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $42.26 billion in fiscal year 2003-04, an increase of $4.86 billion from the 2002-03 fiscal year. The increase over the prior year is largely attributable to the expected receipt of $4.20 billion in tobacco securitization proceeds and $645 million from the Federal revenue sharing grants.

     All Governmental Funds receipts are estimated to reach $99.05 billion in 2003-04, an increase of $10.98 billion (12.5 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in Personal Income Tax ("PIT") rates and in the base and rate of the sales tax.

     Spending in the General Fund is projected to total $42.06 billion in 2003-04, a decrease of $392 million from the Mid-Year Financial Plan Update issued October 28, 2003 (the "October Update"). The revisions include lower estimated spending from the Community Projects Fund ("CPF") ($200 million) now projected to occur in 2004-05, which does not affect budget balance since the resources required to pay this spending have already been set aside in a separate account. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increased mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

     The projected 2003-04 General Fund closing balance of $1.01 billion consists of $794 million in the TSRF (the Rainy Day Fund), $200 million in CPF, and $20 million in the CRF. The projected increase of $284 million from the October Update reflects an additional $200 million balance in the CPF resulting from spending delays and a planned deposit of $84 million to the Rainy Day Fund (the eighth deposit in the last nine years). In addition, an additional deposit of $661 million to the Tax Refund Reserve Account will be made at year-end to account for the movement of $400 million in tobacco securitization proceeds planned for use in 2004-05 and the 2003-04 cash surplus of $261 million to help balance the 2004-05 fiscal year.

     While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The $5.1 billion gap is consistent with estimates provided by DOB at the time of the 2003-04 Enacted Budget. Those projections indicated that the original 2004-05 Executive Budget gap of $2.8 billion would increase to between $5 billion and $6 billion primarily as a result of additional recurring spending adds in the Enacted Budget. The current $5.1 billion gap is at the lower end of the projected range due to modestly improved economic conditions and the expectation of continue increases in financial services incomes.

     The Governor's Executive Budget for 2004-05 fully closes the $5.1 billion General Fund budget gap in 2004-05 with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion in 2005-06 and $3.5 billion in 2006-07 reduce the outyear gaps to more manageable levels of $2.9 billion in 2005-06 and $4.3 billion in 2006-07. In addition, $240 million in 2004-05 ($325 million on a school year basis), growing to $2 billion annually over the next five years is reserved from new VLT resources to fund the SBE requirements.

     All Governmental Funds spending in 2003-04 is projected at $98.29 billion. The increase of $314 million from the October Update for Federally-funded programs consists of: higher than anticipated disbursements for education ($518 million); Medicaid costs relating to the 15-month increase in the Federal matching rate ($379 million); and child care spending ($142 million). These Federal increases are partially offset by the State Funds decline described above.

     PIT net receipts for 2003-04 are estimated to reach $24.08 billion, an increase of $385 million (1.6 percent) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts are expected to grow 8.9 percent over 2002-03 results. The estimate is $235 million above the October Update forecast (adjusting for Refund Reserve transactions).

     PIT General Fund receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9 percent) from 2002-03, due to the positive factors affecting All Funds receipts, more than offset by increased Revenue Bond Tax Fund ("RBTF") and School Tax Relief ("STAR") deposits of $1.2 billion and $171 million, respectively.

     The historical financial results for the prior three fiscal years are presented below.

     2002-03 Fiscal Year. In the revised Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

     After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF, which pays primarily for legislative "member items."

     The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

     General Fund receipts and transfer from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfer to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

     2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3. percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

     2000-01 Fiscal Year. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

     The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the LGAC that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

     The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the STAR Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

     The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

     The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly

Financial Plan Update most proximate to October 31/st/ of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

     Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at
1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. For the 2002-03 fiscal year, the debt outstanding and debt service caps are 1.65 percent each. The DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

     The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2004, the State expects to have approximately $3.7 billion in net variable rate exposure, including amounts reserved for LIBOR swaps (or about 9 percent of total State-supported debt outstanding), and have entered into a total notional amount of $5.2 billion in interest rate exchange agreements (or about 13 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the "Capital Plan") with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 20, 2004. Total capital spending is projected to be $29.6 billion across the five years of the Capital Plan, an average of $5.9 billion annually. Transportation continues to be largest area of spending, which is projected at $17.1 billion or 58 percent of total capital spending over the five-year Capital Plan. Spending for education ($4.1 billion), the environment ($3 billion), economic development ($1.7 billion), mental health ($1.4 billion), public protection ($1.1 billion), and health, welfare, and other programs ($1.2 billion) constitutes the remainder of the five-year Capital Plan.

     For the five-year period 2004-05 through 2008-09, the Capital Plan projects total issuances of: $686 million in general obligation bonds; $4.9 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $964 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York to finance capital projects at mental health facilities; $383 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $23 million in Department of Health Revenue Bonds to finance the construction of a new veteran's nursing home at Oxford; and $8.8 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security and State facilities. Total debt outstanding is projected to rise from $41.7 billion in 2004-05 to $44.2 billion in 2008-09, or by an annual average of 1.5 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

     The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to STAR) be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

     The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

     On June 5, 2003, Fitch Ratings assigned its AA- rating on New York's long-term general obligations.

     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2003-04 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

     Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

     Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

     On November 23, 1998, the attorneys general for 46 states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

     On June 26, 2003, the State Court of Appeals ruled that the State's financing system for New York City schools was unconstitutional. The Court found that the system denied students in New York City schools a sound basic education, which it generally described as the "opportunity for a meaningful high school education, one which prepares them to function productively as civic participants." The Court directed the State to implement a remedy by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all VLT revenues to provide SBE funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

     In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the "MAC Refinancing Act"). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

     In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

     Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

     In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

     In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

     By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

     In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

     In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

     On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

     Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of Federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority ("TFA") by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.

     On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

     The City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2. On September 19, 2001, as a result of the attacks of September 11/th/, Moody's changed the outlook on the City's bonds from stable to uncertain. Shortly thereafter, on November 16, 2001, this outlook was changed again by Moody's from uncertain to negative. On January 28, 2004, Moody's upgraded its outlook on the City's bonds from negative to stable in light of the City's improving economy and revenue picture.

     On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years.

     On June 30, 2003, the City submitted the June 2003 Financial Plan, which projects revenues and expenditures for the 2002-03 and 2003-04 fiscal years balanced in accordance with GAAP, after discretionary and other transfers. The June 2003 Financial Plan reflects changes since the June 2002 Financial Plan, as subsequently modified by the Financial Plans submitted on November 18, 2002, January 31, 2003 and April 23, 2003.

     Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

     The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

     The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-04. The gap-closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-03 and $2.1 billion in fiscal year 2003-04. The June 2003 Financial Plan also assumes retroactive and ongoing payments for the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-04 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of MAC for the City of New York by a local development corporation with funds provided by the State pursuant to State legislation. The Governor has stated that he believes such legislation is unconstitutional.

     On April 15, 2003 the City released the Executive Budget for the fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in fiscal year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, State actions totaling $2.7 billion (included a request for restoration of executive budget cuts, personal income tax reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport leases.

     On August 13, 2003, LGAC, its Chairperson, the DOB and its Director sued the City and the Sales Tax Asset Receivable Corporation ("STAR Corp.") seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenue. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecasted budget gaps in the subsequent years of the Financial Plan.

     The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-02 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

     On October 3, 2003, the City's Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

     On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the "Port Authority") had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

     The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May 2003.

     On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan.

     The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

     Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the Metropolitan Transit Authority to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and Federal assistance.

     New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the HHC to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

New Jersey Investment Risks

     The New Jersey Municipal Money Market Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New Jersey Municipal Securities to meet their continuing obligations for the payment of principal and interest. Since the Fund invests primarily in New Jersey Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New Jersey and other factors specifically affecting the ability of issuers of New Jersey Municipal Securities to meet their obligations.

     The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. During the first five months of 2003, New Jersey's unemployment rate was consistently below 6.0% While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Fund may be immediately and substantially affected.

     The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the Fund's portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

     New Jersey's general obligation bonds are repaid from revenues obtained through the general taxing authority. An inability to increase taxes may adversely affect New Jersey's ability to authorize or repay debt.

     Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State of New Jersey oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the

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incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

     An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a federal and state level concerning health care which may further affect a hospital's debt service obligation.

     Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

     Certain litigation is pending against the State that could adversely affect the ability of the State to pay debt service on its obligations. These include the following matters: (i) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (ii) several litigations are pending that involve challenges to the adequacy of educational funding and other programs in respect of poor and middle income school districts within the State; (iii) approximately 40 hospitals have brought suits challenging the State's Medicaid hospital reimbursement rates for the years 1995 through 2001; (vi) an action has been pending since 1997 for retroactive payment of welfare benefits to persons who have been denied an increase in benefits due to the "family cap" provisions of the State Work First New Jersey Act; (v) a federal class action was commenced in August 1999 alleging that the State Division of Youth and Family Services has failed to protect abused and neglected children in the

State and to furnish legally required services to children and their families;
(vi) an owner of approximately 80 acres of wetlands in the City of Cape May has challenged as an unlawful taking the State Department of Environmental Protection's refusal to permit development of the property and is seeking in excess of $28 million in damages; (vii) in July 2002 the New Jersey Transit Corporation's contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit alleging over $100 million in damages and claims on the project; and (viii) an action has been brought alleging that the Legislature's appropriation of bond proceeds used to pay interest on certain bonds is unconstitutional. In addition to these specific cases, there are various numbers of tort, medical malpractice, contract and other claims pending against the State and its agencies and employees at any given time, on which the State is unable to estimate its exposure.

     Although the New Jersey Municipal Money Market Fund generally intends to invest its assets in New Jersey Municipal Securities rated within the two highest rating categories assigned by S&P, Moody's or Fitch, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

     Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA" by S&P and "Aa2" by Moody's.

Florida Investment Risks

     The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies, or its political subdivisions could adversely affect the State's financial condition.

     The Constitution requires the State to maintain a balanced budget each fiscal year (July 1-June 30) and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

     Florida law requires that the financial operations of the State be maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund. The majority of state tax revenues are deposited in the General Revenue Fund. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are disbursed pursuant to appropriations acts.

     By September 15 of each fiscal year, monies in excess of the amount needed to meet General Revenue Fund appropriations are transferred to the Working Capital Fund. The Working Capital Fund is limited to 10% of net revenue of the General Revenue Fund for the preceding fiscal year and may be used to meet revenue shortages in lieu of or in addition to reducing appropriations, and to make loans to other funds to correct imbalances in cash flow. Such loans must be repaid during the same fiscal year in which they are made.

     The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund, in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Funds in the Budget Stabilization Fund may only be transferred to the General Revenue Fund to offset a deficit therein or to provide emergency funding. The Florida Constitution prohibits money in this fund from being committed or obligated for any other purpose. Any withdrawals from the Budget Stabilization Fund must be restored from general revenues in five equal annual installments, unless the legislature establishes a different restoration schedule.

     The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the legislature vote to raise the limit.

     A Consensus Estimating Conference ("CEC") is held twice each year to estimate revenue collections for the next fiscal year based on current tax laws and administrative procedures. CECs are generally held in late autumn to establish a forecast for the Governor's budget recommendations, and in the spring to determine the revenues available for appropriations during the legislative session. CECs may reconvene at any time if it is felt that prior recommendations are no longer valid.

     General revenue collections for fiscal year 2001-02 totaled $19,340.6 million, or $148.4 million more than the last revised estimate made prior to the end of that fiscal year by members of the CEC.

     In March 2002, the CEC estimated general revenue collections for fiscal year 2002-03 at $19,867 million. The Florida Legislature utilized this estimate when it formulated the budget for fiscal year 2002-03.

     Budgeted general revenue appropriations for fiscal year 2002-03 totaled approximately $20,700 million, which was to be funded by general revenue collections of $19,867 million, $297.3 million in trust fund transfers and $535.7 million from the available Working Capital Fund of $764.9 million. Budget Stabilization Fund reserves (totaling $940.9 million) were not used to achieve the balanced budget.

     As of June 30, 2002, the balance in the Working Capital Fund was $304 million and the balance in the Budget Stabilization Fund was $941 million. The year-end Working Capital Fund surplus for fiscal year 2002-03 is projected to be $130.2 million and the amount in the Budget Stabilization Fund is expected to remain at $958.9 million.

     The CEC met in November, 2002, revised its forecast for the remainder of fiscal year 2002-03 and prepared a forecast for fiscal year 2003-04. The general revenue collection estimate for fiscal year 2002-03 was reduced from $19,867 million to $19,637.4 million, due mainly to the anticipated impact (a negative $222.7 million adjustment) of corporate tax legislation passed by the 2002 Legislature, and intervening changes in economic conditions, resulting in a net negative adjustment of $6.9 million. The minor change in estimates due to economic conditions resulted from lower estimated sales tax collections, which more than offset estimated increases in documentary stamp tax, corporate income tax and intangible tax collections.

     Actual general revenue collections for the six-month period ended December 31, 2002 were $9,130 million, $20 million less than the $9,149.9 million estimated for the period by the CEC in November, 2002.

     The CEC met again in March, 2003 and revised its forecast for the remainder of fiscal year 2002-03 and for fiscal year 2003-04. The general revenue collection estimate for fiscal year 2002-03 was reduced form $19,637.4 million to $19,610.4 million, a net negative adjustment of $27 million from the November 2002 forecast. The change in estimates resulted primarily from lower estimated sales tax and estate tax collections, which more than offset estimated increases in documentary stamp tax collections and reductions in tax refunds, particularly in the area of corporate income taxes. General revenues in fiscal year 2003-04 are now expected to decrease by 1.6% from the November 2002 estimate to $20,118.7 million, which is $508 million more than the amount currently estimated to be collected in fiscal year 2002-03.

     On May 27, 2003, the Florida Legislature passed the General Appropriations Act setting forth the State's budget for the 2003-2004 fiscal year. Budgeted appropriations for 2003-2004 total $53.5 billion including general revenue appropriations of $21.2 billion and trust fund appropriations of approximately $32.3 billion. Total appropriations for 2003-2004 are $3.1 billion or 6.2% greater than the 2002-2003 appropriations. General revenue spending is budgeted to increase by $560 million or 2.8% over prior year general revenue spending. However, the Appropriations Act is not final. Individual items within the budget are subject to the Governor's veto. The final budget is also subject to downward adjustment during the fiscal year to ensure no budget shortfall occurs.

     The 2003-2004 general fund budget is expected to be funded with general revenue collections of approximately $20.1 billion, "cash sweeps" of existing trust fund balances of approximately $695 million, redirection of trust fund revenues to general revenues of approximately $149 million, expected collections from a tax amnesty program of $67 million and other miscellaneous general revenues. The State's Budget Stabilization Fund reserve of approximately $959 million has not been used to fund the 2003-2004 budget. Additionally, the fiscal 2002-2003 year-end estimated Working Capital Fund balance is expected to increase to approximately $1,032 million by the end of fiscal year 2003-2004 due primarily to Florida's portion of additional federal aid to States contained in the recently enacted Federal Jobs and Growth Tax Relief Reconciliation Act of 2003 which was not appropriated by the current year budget.

     The State Constitution authorizes the State to issue general obligation and revenue bonds to finance or refinance the cost of State fixed capital outlay projects authorized by its voters. General obligation bonds are secured by the full faith and credit of the State and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments, rights-of-way acquisition and bridge construction, county roads, school districts and capital public education projects without voter authorization. Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests which must be met prior to issuance. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     Other entities issue bonds and incur long term obligations secured by State revenues and include, among others, the Tobacco Settlement Financing Corporation with the power to issue up to $3 billion in revenue bonds to purchase the State's interest in the tobacco litigation settlement agreement and the Florida Water Pollution Control Financing Corporation with the power to issue bonds up to $100 million in the 2002-03 fiscal year to finance projects through the State's Department of Environmental Protection.

     As of June 30, 2001 general obligation bonds totaled $9.43 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and State universities, environmental protection, and highway construction. Revenue bonds totaled $8.83 billion. Total debt outstanding was $18.3 billion. General obligation debt per capita was $575.02. In the 2001-02 fiscal year, debt service as a percent of Governmental Fund expenditures was 1.65%.

     The State of Florida had total debt outstanding of approximately $19.2 billion at June 30, 2002. The largest investment financed with bonds is for educational facilities with $10.8 billion or 56% of total debt outstanding devoted to school construction. Public Education Capital Outlay ("PECO") is the State's largest bond program with approximately $7.7 billion of debt outstanding. The second largest program area financed with bonds is for transportation infrastructure. The transportation infrastructure financed with bonds consists primarily of toll roads. The combined investment in toll roads by Florida's Turnpike and the State's Expressway Authorities is approximately $3.0 billion.

     The State made a substantial investment in infrastructure over the last ten years addressing the requirements of a growing population for education, transportation and preserving environmental lands. Total State debt more than doubled over the last 10 years increasing from approximately $8.3 billion at June 30, 1992 to approximately $19.2 billion at June 30, 2002.

     Debt increased $955 million in fiscal year 2002 from $18.3 billion at June 30, 2001 to approximately $19.2 billion at June 30, 2002, slightly less than the average annual increase of approximately $1.1 billion per year over the last 10 years. The increase in debt is due primarily to additional borrowing for school construction with PECO and lottery bonds accounting for 79% of the increase or $713 million over the prior year.

     The State's annual debt service payments have grown to approximately $1.4 billion per year. Annual debt service requirements have tripled over the last 10 years reflecting the increase in debt outstanding. The State's annual debt service payment obligation has risen from $450 million in 1992 to approximately $1.4 billion in 2002.

     Approximately $11.0 billion of debt is expected to be issued over the next 10 years for all of the State's financing programs currently authorized. This estimated issuance represents an increase of $1.4 billion or 14.3% compared to the previous projection of expected debt issuance. The increase in expected debt issuance over the next 10 years is primarily due to the addition and expansion of programs like the Everglades restoration program authorized by the 2002 Legislature, and more borrowing for school construction under the PECO program. It is important to note that no debt has been included in the projections for any constitutional initiatives such as class size reduction or high speed rail. Any borrowing to fund these constitutional initiatives or other programs would be in addition to the $11.0 billion expected borrowing detailed above.

     Annual debt service is estimated to grow to $2.1 billion by fiscal year 2012 assuming projected bond issuance of $11.0 billion.

     The benchmark debt ratio designated for debt affordability analysis is debt service to revenues available to pay debt service. The guidelines established by the Legislature for the debt ratio are 6% as a target and 7% as a cap.

     The State's debt position measured by the benchmark debt ratio was 5.82% at June 30, 2002. The benchmark debt ratio is expected to exceed the 6% target in 2003. The benchmark debt ratio is projected to continue increasing through 2005 peaking at 6.53%. The increase in the benchmark debt ratio is due to $1.4 billion of additional borrowing over the next ten years and lower long-run revenue estimates reflecting a lower expected economic growth rate due to a weaker economy. The debt capacity available over the next ten years within the 6% target totals $1.2 billion.

     Based on the 6% target benchmark debt ratio, the total bonding capacity over the next 10 years would be $12.2 billion. The expected debt issuance for the next 10 years for the existing financing programs is estimated to be approximately $11.0 billion. This leaves approximately $1.2 billion of debt capacity available over the next 10 years. This represents a $1.8 billion or 60% decrease in available debt capacity over last year's estimate. The debt capacity available over the next 10 years within the 7% cap totals $5.3 billion. The near term additional debt capacity (through 2007) is $2.4 billion.

     Florida's debt position as measured by the benchmark debt ratio of debt service to revenues is expected to deteriorate by the end of the current fiscal year. The deterioration in the benchmark debt ratio is due to $1.4 billion more of expected borrowing compared with the estimates for the prior year and lower long-run revenue forecasts reflecting a weaker economy. The benchmark ratio is expected to exceed the target of 6% for fiscal year 2003.

     Major sources of tax revenues to the general revenue fund are the sales and use tax, motor fuels tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax. The State of Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax.

     The largest source of tax revenue in Florida is the sales and use tax. It is a uniform 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties may assess various discretionary sales surtaxes within their county.

     As a result of settling litigation by the State against the tobacco industry in 1997, Florida expects to receive more than $11 billion over 25 years. Payments are subject to adjustment for various factors, including inflation and tobacco product sales volume. Proceeds of the settlement are expected to be used for children's health care coverage and other health-related services, to reimburse the State for medical expenses, for improvements in State efforts to reduce sales of tobacco products to minors, and to promote production of reduced risk tobacco products.

     Gross State Product ("GSP") represents the value of goods and services produced by a state, and serves as a broad measure of a state's economy. Private industry accounts for 88.3% of the State's 2000 GSP. Services constituted the largest sector of that year's GSP, with health services and business services contributing the most within the industry (26.7% and 26.0%, respectively). The second largest sector of the 2000 GSP was finance, insurance and real estate ("FIRE"). Real estate was by far the largest industry, accounting for 65.6% of the FIRE portion of 2000 GSP, followed by depositary institutions, which accounted for 11.1%.

     Tourism remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communication, retail trade and services, and in State tax revenues generated by business activities which cater to visitors, such as hotels, restaurants, admissions and gift shops. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, approximately 76.2 million people visited the State in 2002, a 4.7% increase over 2001. According to the Florida Statistical Abstract (University of Florida, Bureau of Economic and Business Research, 2002), during fiscal year 2001-02, the State licensed 4,737 hotels and motels with 392,273 total units. During the same period, 39,431 food service establishments were licensed, with seating capacity of 3,349,806. Visitors to the State's public parks and recreation areas totaled 17,734,774 for fiscal year 2001-02, a 2.3% decrease from the prior year, while visits to national parks in the State remained at 8.9 million. In 2002, hotels and lodging contributed 5.4% of the services component of GSP, and amusement and recreation contributed 6%.

     Transportation of goods and passengers is facilitated by Florida's integrated transportation system. The State has approximately 116,442 miles of roads, 13 freight railroads with 2,887 miles of track, and AMTRAK passenger train service. There are 23 fixed route transit systems. There are 828 aviation facilities, of which 131 are available for public use; 20 provide scheduled commercial service and 13 provide international service.

     Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property (1 mill = 0.10%): for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

     The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

     The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform to the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

     Florida remains one of the fastest growing states in the nation. As of April 1, 2002 Florida ranked fourth nationally with an estimated population of
16.7 million. Corresponding increases in State revenues may be necessary to meet increased burdens on the various public and social services provided by the State. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. Florida's population is expected to grow to
18.8 million by April 1, 2010.

     Florida's annual average unemployment rate was 5.3% in 2002 slightly lower than the unemployment rate for the nation during the same time of 5.5%. Florida's unemployment rate has been below the national unemployment rate since 1999. Of the major industries, services, government, construction, and finance, insurance, and real estate created jobs over the year. Among the nation's most populated states, only Florida and California recorded positive job growth from November 2001 through November 2002, with Florida leading in both job growth rate and number of jobs created. Services, Florida's largest industry, continued to create the most new jobs over the year at 1.4%, with health services adding the most employment at 2.7%. Amusement and recreation services continued to rebound. Gains in services were partially offset by declines in personal services sectors.

     Florida's location lends itself to international trade and travel. The State's international merchandise trade (imports and exports) reached $70.14 billion in 2002. The State's exports declined by 6.6% and imports increased by 4.0% in 2002, while the nation's exports declined by 5.2% and imports by 1.9% during the same period. The State's top five exports for 2002 were machinery, electrical machinery, vehicles, optical and medical instruments, and aircraft and spacecraft. The top five imports were vehicles, apparel, aircraft and spacecraft, electrical machinery and mineral fuel and oil. The State's top trading partners in 2002 were Brazil, the Dominican Republic, Germany, Honduras and Venezuela.

     The payment on most Florida Municipal Securities held by the Florida Municipal Money Market Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Municipal Money Market Fund's portfolio, could be adversely affected.

Portfolio Securities Generally

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Columbia, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Columbia may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

                             INVESTMENT LIMITATIONS

     In addition to each Fund's investment objective as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative "vote of the holders of a majority of the outstanding shares" of the Fund (as defined under "Miscellaneous" below).

     No Fund may:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) with respect to the Money Market Fund, securities issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks; and (c) with respect to the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund, securities issued by any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions).

3.   Make loans except to the extent permitted by the 1940 Act.

4. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of its portfolio securities.

5. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

6. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

Additionally, each of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may not:

7. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that each Fund may invest without regard to this limitation to the extent permitted by Rule 2a-7 under the 1940 Act or any successor rule.

The New Jersey Municipal Money Market Fund:

8. Invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from both federal regular income tax and the New Jersey personal income tax.

The Florida Municipal Money Market Fund:

9. Invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from federal regular income tax and that are exempt from the Florida intangible personal property tax.

     The following investment limitations with respect to the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

10. A Fund may not invest more than 10% of its net assets in illiquid securities.

11. Each Fund may purchase foreign securities to the extent consistent with its investment objective and policies.

12. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions.

13. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof.

14. A Fund may not purchase securities of companies for the purpose of exercising control.

15. A Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act.

     The following investment limitations with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

16. No Fund may with respect to at least 50% of its total assets invest more than 5% of its total assets in the securities of a single issuer, and no Fund may invest more than 25% of its total assets in the securities of a single issuer at the close of each quarter of each fiscal year. Under this limitation, each governmental subdivision, including states, territories and possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

17. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions.

18. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act.

19. Except for the New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund, no Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Columbia, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

20. No Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases.

21. No Fund may purchase or sell puts, calls, straddles, spreads, or any combination thereof, except that each such Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.

22.  No Fund may invest more than 10% of its net assets in illiquid securities.

23. No Fund may purchase securities of companies for the purpose of exercising control.

     With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest).

     With respect to Investment Limitation No. 3 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

     With respect to Investment Limitation No. 7 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation") or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations. In addition, the Funds intend to comply with the diversification requirements for money market funds imposed by Rule 2a-7 under the 1940 Act, as further described below.

     With respect to Investment Limitation Nos. 15 and 18 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

     Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase of such securities, together with other securities considered to be illiquid, to 10% of its net assets.

     Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

     Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund are subject to the 5% limitation described above in connection with Investment Limitation No. 7 as to all of their assets; however in accordance with such Rule, these Funds will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that a Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 7 above. Each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

     Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Money Market Fund or any Tax-Exempt Money Market Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if Columbia has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                                 NET ASSET VALUE

     Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.

Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

     The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that none of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, Columbia Funds Distributor, Inc. ("CFDI") (formerly known as Liberty Funds Distributor, Inc.). CFDI, an affiliate of Columbia, is a registered broker-dealer with its principal offices located at One Financial Center, Boston, Massachusetts 02111. CFDI has agreed to use appropriate efforts to solicit purchase orders. Prior to July 22, 2002, PFPC Distributors, Inc. served as Galaxy's distributor.

                          Purchases of Retail A Shares

     Investments in Retail A Shares of the Funds ("Retail A Shares") are not subject to any sales charge.

     CFDI has established procedures to enable different types of investors to purchase Retail A Shares of the Funds. Retail A Shares may be purchased by FIS Securities, Inc., Fleet Securities, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers on behalf of their customers. Retail A Shares may also be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others. Purchases of Retail A Shares may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Associations) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by CFDI on a Business Day in accordance with CFDI's procedures.

     Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order.

     Retail A Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail A Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail A Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail A Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail A Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail A Shares through their institution should contact such entity directly for appropriate purchase instructions.

                            Purchases of Trust Shares

     Trust Shares of the Funds are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation and, with respect to each Fund other than the Tax-Exempt Money Market Fund, to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which the Exchange, Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and the purchasing Institution are open ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by CFDI on a Trust Business Day in accordance with the foregoing procedures.

Other Purchase Information

     On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

Redemptions

     Redemption orders are effected at the net asset value per share next determined after receipt of the order by CFDI. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

                                INVESTOR PROGRAMS

     The following information supplements the description in the applicable Prospectuses as to various Investor Programs available to holders of Retail A Shares.

Exchange Privilege - Retail A Shares

     The minimum initial investment to establish a new account in another Fund by exchange is $2,500, unless (i) the Retail A Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College

Investment Program described below, in which event the minimum initial investment is generally $100.

     An exchange involves a redemption of all or a portion of Retail A Shares and the investment of the redemption proceeds in Retail A Shares of a Fund offered by Galaxy. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of a Fund to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call Galaxy's transfer agent at 1-866-840-5469. Customers of Institutions should call their Institution for such information. Investors exercising the exchange privilege into other Funds should request and review the prospectuses for these Funds prior to making an exchange. Telephone 1-866-840-5469 for a prospectus or to make an exchange.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

Automatic Investment Program and Systematic Withdrawal Plan - Retail A Shares

     The Automatic Investment Program permits an investor to purchase Retail A Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail A Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount and Retail A Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     The Systematic Withdrawal Plan permits an investor to automatically redeem Retail A Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service.

Payroll Deduction Program - Retail A Shares

     To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail A Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

Coverdell Education Savings Account - Retail A Shares

     Galaxy reserves the right to redeem Coverdell Education Savings Accounts involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Detailed information concerning Coverdell Education Savings Accounts and applications may be obtained from Galaxy's transfer agent (call 1-866-840-5469).

Checkwriting - Retail A Shares

     Checkwriting is available for investors in Retail A Shares. A charge for use of the checkwriting privilege may be imposed by Galaxy. There is no limit to the number of checks an investor may write per month in an amount per check of $250 or more. To obtain checks, an investor must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in a Fund, investors must contact Galaxy's transfer agent by telephone (1-866-840-5469) or mail to obtain a signature card. A signature guarantee may be required. An investor will receive the daily dividends declared on the Retail A Shares to be redeemed up to the day that a check is presented to Galaxy's custodian for payment. Upon 30 days' written notice to investors, the checkwriting privilege may be modified or terminated. An account in a Fund may not be closed by writing a check.

Direct Deposit Program - Retail A Shares

     Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

     Each of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds qualified during its last taxable year and intends to continue to qualify, the New York Municipal Money Market Fund intends to qualify during its first taxable year of operations and to continue to qualify, and each of the New Jersey Municipal Money Market and Florida Municipal Money Market Funds intends to qualify when it commences operations, as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall was large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. As of May 31, 2003, the following Funds had capital loss carry-forwards:

Fund                                          Amount     Expiration
-----------------------------------------   ----------   ----------
Tax-Exempt Money Market Fund                $   17,298      2004
                                                   291      2006
                                                    85      2009
Connecticut Municipal Money Market Fund     $      817      2004
Massachusetts Municipal Money Market Fund   $   12,416      2004

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable regulations.

     Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

     The Funds will be required in certain cases to backup withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate is 28%.

     A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of a Fund based on the difference between the tax basis of such shares and the amount needed by a shareholder for them. (To aid in computing the tax basis in shares, a shareholder generally should retain the account statements for the periods during which a shareholder has held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     The one major exception to these tax principles is that sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     The Tax-Exempt Money Market Funds. In order for the Funds to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations.

     An investment in a Tax-Exempt Money Market Fund is not intended to constitute a balanced investment program. Shares of these Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

State and Local

     Exempt-interest dividends and other distributions paid by the Tax-Exempt Money Market Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     The U.S. Treasury Money Market Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Connecticut Taxes. Dividends paid by the Connecticut Municipal Money Market Fund that qualify as exempt-interest dividends for federal income tax purposes will not be subject to the Connecticut personal income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law ("Connecticut Obligations") or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Connecticut Municipal Money Market Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

     Massachusetts Taxes. Distributions by the Massachusetts Municipal Money Market Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts's corporate excise tax.

     New York Taxes. Dividends paid by the New York Municipal Money Market Fund that qualify as exempt-interest dividends for federal income tax purposes will not be subject to the New York State or New York City personal income tax to the extent that they are derived from New York Municipal Securities (as defined above). However, exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City personal income taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

     New Jersey Taxes. It is anticipated that substantially all dividends paid by the New Jersey Municipal Money Market Fund will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities (as defined above), or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions.

     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

     Florida Taxes. The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Municipal Money Market Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

     The State of Florida currently imposes a tax on intangible personal property. Stocks, bonds, notes, governmental leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property are taxed at an annual rate of 1 mill (0.10%). A non-recurring 2 mill tax is levied on mortgages and other obligations secured by Florida realty. Every natural person is entitled to an exemption of the first $20,000 of the value of taxable property against the annual tax. Spouses filing jointly are entitled to a $40,000 exemption. These exemptions are scheduled to increase to $250,000 for single filers and to $500,000 for spouses filing jointly after July 1, 2003. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year at least 90% of the net asset value of the portfolio of the Florida Municipal Money Market Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

     In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

Miscellaneous

     Shareholders will be advised annually as to the federal income tax consequences of distributions made each year. Shareholders of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds will also be advised as to the Connecticut personal income tax, Massachusetts personal income tax, New York personal income tax, New Jersey personal income tax and Florida intangible personal property tax consequences, respectively, of distributions made each year.

                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees."

                                                                            Number of
                                        Term of                             Portfolios
                                       Office and                            in Fund
                          Position(s)  Length of                            Complex/3/
                           Held with      Time     Principal Occupation(s)  Overseen by      Other Directorships
Name, Address and Age/1/    Galaxy     Served/2/     During Past 5 Years      Trustee         Held by Trustee/4/
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------

Dwight E. Vicks, Jr.      Chairman &     Since     Chairman, Director and        13      Director, Utica First
Age 70                      Trustee      4/2/86    Treasurer, Vicks                      Insurance Company; Director,
                                                   Lithograph & Printing                 SBU Bank; Director, Partners
                                                   Corporation (book                     Trust Financial Group;
                                                   manufacturing).                       Director, Monitor Life
                                                                                         Insurance Company; Director,
                                                                                         Commercial Travelers Mutual
                                                                                         Insurance Company.

Louis DeThomasis            Trustee      Since     President, Saint Mary's       13                 None
Age 63                                   7/24/86   University of
                                                   Minnesota.

Kenneth A Froot/5/          Trustee      Since     Professor of Finance,         14                 None
Age 46                                   12/5/00   Harvard University.

James M. Seed               Trustee      Since     President, The Astra          13      Chairman and Director,
Age 62                                   5/26/88   Ventures, Incorporated                Fischer-Watt Gold Co.;
                                                   (oil and gas                          Director, XSCI, Inc.
                                                   exploration; private
                                                   equity).

INTERESTED TRUSTEE
------------------

John T. O'Neill/6/          Trustee      Since     Private Investor;             13                 None
Age 59                                   2/25/88   Executive Vice
                                                   President and Chief
                                                   Financial Officer,
                                                   Hasbro, Inc. (toy and
                                                   game manufacturer)
                                                   until December 1999.

                                                                            Number of
                                        Term of                             Portfolios
                                       Office and                            in Fund
                          Position(s)  Length of                            Complex/3/
                           Held with     Time      Principal Occupation(s)  Overseen by      Other Directorships
Name, Address and Age/1/    Galaxy     Served/2/    During Past 5 Years       Trustee         Held by Trustee/4/
---------------------------------------------------------------------------------------------------------------------
OFFICE OFFICERS
---------------

Joseph R. Palombo/7/       President     Since     Chief Operating              N/A                 N/A
One Financial Center                     2/27/03   Officer, Columbia
Boston, MA 02111                                   Management Group, Inc.,
Age 51                                             since November 2001;
                                                   Chief Operations
                                                   Officer of Mutual
                                                   Funds, Liberty
                                                   Financial Companies,
                                                   Inc., from August 2000
                                                   to November 2001;
                                                   Executive Vice
                                                   President, Stein Roe &
                                                   Farnham Incorporated,
                                                   since April 1999 and
                                                   Director since
                                                   September 2000;
                                                   Executive Vice
                                                   President and Director,
                                                   Colonial Management
                                                   Associates, Inc., since
                                                   April 1999; Executive
                                                   Vice President and
                                                   Chief Administrative
                                                   Officer, Liberty Funds
                                                   Group, LLC, since April
                                                   1999; Trustee and
                                                   Chairman of the Board,
                                                   the Stein Roe Family of
                                                   Funds, since October
                                                   2000; Manager, Stein
                                                   Roe Floating Rate
                                                   Limited Liability
                                                   Company, since October
                                                   2000; Vice President,
                                                   the Liberty Funds, from
                                                   April 1999 to August
                                                   2000; Chief Operating
                                                   Officer and Chief
                                                   Compliance Officer,
                                                   Putnam Mutual Funds,
                                                   from December 1993 to
                                                   March 1999.

                                                                            Number of
                                        Term of                             Portfolios
                                       Office and                            in Fund
                          Position(s)  Length of                            Complex/3/
                           Held with     Time      Principal Occupation(s)  Overseen by      Other Directorships
Name, Address and Age/1/    Galaxy     Served/2/     During Past 5 Years      Trustee        Held by Trustee/4/
---------------------------------------------------------------------------------------------------------------------
Glen P. Martin               Vice        Since     Director, Money Market       N/A                 N/A
One Financial Center       President     9/5/02    Business, and Senior
Boston, MA 02111                                   Vice President,
Age 45                                             Columbia Management
                                                   Group, Inc., since
                                                   January 2003; Director,
                                                   Strategy and Product
                                                   Management Division,
                                                   and Senior Vice
                                                   President, Columbia
                                                   Management Group, Inc.,
                                                   from March 2002 to
                                                   December 2002; Interim
                                                   Managing Director,
                                                   Mutual Fund Division,
                                                   and Senior Vice
                                                   President, Fleet
                                                   Investment Management,
                                                   from April 2001 to
                                                   March 2002; Director,
                                                   Product Development and
                                                   Marketing, and Senior
                                                   Vice President, Fleet
                                                   Investment Management,
                                                   from March 1999 to
                                                   April 2001; Vice
                                                   President of Investment
                                                   Marketing Management,
                                                   Fleet Investment
                                                   Management, from May
                                                   1997 to March 1999.

Vicki L. Benjamin/8/        Chief        Since     Vice President, Liberty      N/A                 N/A
One Financial Center      Accounting     9/5/02    Funds Group, LLC, since
Boston, MA 02111          Officer and              April 2001; Vice
Age 42                    Controller               President, Corporate
                                                   Audit, State Street
                                                   Bank and Trust Company,
                                                   from May 1998 to April
                                                   2001; Senior Audit
                                                   Manager, Coopers &
                                                   Lybrand, LLP, from July
                                                   1997 to May 1998; Audit
                                                   Manager, Coopers &
                                                   Lybrand, LLP, from July
                                                   1994 to June 1997.

                                                                            Number of
                                        Term of                             Portfolios
                                       Office and                            in Fund
                          Position(s)  Length of                            Complex/3/
                          Held with      Time      Principal Occupation(s)  Overseen by      Other Directorships
Name, Address and Age/1/    Galaxy     Served/2/     During Past 5 Years      Trustee        Held by Trustee/4/
---------------------------------------------------------------------------------------------------------------------
J. Kevin Connaughton/9/    Treasurer     Since     Senior Vice President,       N/A                 N/A
One Financial Center                     9/5/02    Liberty Funds Group,
Boston, MA 02111                                   LLC, since January
Age 39                                             2001; Vice President,
                                                   Liberty Funds Group,
                                                   LLC, from April 2000 to
                                                   January 2001; Vice
                                                   President, Colonial
                                                   Management Associates,
                                                   Inc., from February
                                                   1998 to October 2000.

W. Bruce McConnel          Secretary     Since     Partner of the law firm      N/A                 N/A
One Logan Square                         4/3/86    Drinker Biddle & Reath
18/th/ & Cherry Streets                            LLP.
Philadelphia, PA 19103
Age 61

---------

/1/ Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111, Attn: Glen P. Martin.

/2/ Each trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's Code of Regulations; or
     (c) Galaxy terminates.

/3/ The "Fund Complex" consists of all registered investment companies for which Columbia or any of its affiliates serves as investment adviser. Each trustee oversees the thirteen Galaxy portfolios that are currently offered for sale. Galaxy is authorized to offer two additional portfolios that had not commenced operations as of the date of this Statement of Additional Information. Prior to December 9, 2002, each trustee was also a trustee of Galaxy Fund II and prior to April 14, 2003, each trustee was also a trustee of The Galaxy VIP Fund. On December 9, 2002 and April 14, 2003, Galaxy Fund II and The Galaxy VIP Fund, respectively, were reorganized into the Liberty Family of Funds (since renamed the Columbia Funds). Mr. Froot is also a Director of Columbia Management Multi-Strategy Hedge Fund, LLC, a Delaware limited liability company registered under the 1940 Act, which is advised by Columbia.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act that are not in the Fund Complex.

/5/ Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Columbia. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.

/6/ Mr. O'Neill is considered to be an Interested Trustee because he owns securities issued by FleetBoston Financial Corporation.

/7/ Mr. Palombo served as Vice President of Galaxy from September 5, 2002 until February 27, 2003.

/8/ Ms. Benjamin also serves as Chief Accounting Officer and Controller of the Liberty Funds and the Liberty All-Star Family of Funds ("Liberty All-Star Funds"). The Liberty All-Star Funds consist of 2 closed-end investment company portfolios.

/9/ Mr. Connaughton also serves as Treasurer of the Liberty Funds and the Liberty All-Star Funds.

Standing Board Committees

     The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.

     The Audit Committee oversees Galaxy's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of Galaxy's independent auditors, reviews and approves the audit and non-audit services performed by the independent auditors, evaluates the adequacy of Galaxy's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of Galaxy's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met four times during the fiscal year ended October 31, 2002 and twice during the fiscal period from November 1, 2002 through May 31, 2003.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of three Independent Trustees (Messrs. DeThomasis, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2002 or during the fiscal period from November 1, 2002 through May 31, 2003. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of Galaxy's Secretary.

     The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There was one formal meeting of the Valuation Committee during the fiscal year ended October 31, 2002 and no meetings during the fiscal period from November 1, 2002 through May 31, 2003.

Trustee Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and other portfolios of Galaxy.

--------------------------------------------------------------------------------
                                                       Aggregate Dollar Range of
                                                        Equity Securities in All
                               Dollar Range of            Portfolios in Galaxy
                           Equity Securities in the          Complex/2/
Name of Trustee                  Funds/1/                 Overseen by Trustee
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Dwight E. Vicks, Jr.   Money Market Fund
                       $50,000 - $100,000                  $50,000 - $100,000
--------------------------------------------------------------------------------
Kenneth A. Froot       Massachusetts Municipal Money
                       Market Fund Over $100,000             Over $100,000
--------------------------------------------------------------------------------
Louis DeThomasis       Money Market Fund
                       Over $100,000                         Over $100,000
--------------------------------------------------------------------------------
James M. Seed          $0                                    $1 - $10,000
--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------
John T. O'Neill        Money Market Fund
                       $10,000 - $50,000
                       Government Money Market Fund
                       $50,000 - $100,000                    Over $100,000
--------------------------------------------------------------------------------
----------
/1/ Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2002.

/2/ Includes Galaxy and The Galaxy VIP Fund. No trustees owned shares of any portfolios of The Galaxy VIP Fund as of December 31, 2002. As of December 31, 2002, Galaxy consisted of 16 portfolios and The Galaxy VIP Fund consisted of 8 portfolios. On April 14, 2003, The Galaxy VIP Fund portfolios were reorganized into various funds in the Liberty Funds complex, and The Galaxy VIP Fund ceased operations.

     As of September 8, 2003, the trustees and officers of Galaxy owned less than 1% of its outstanding shares.

Board Compensation

     Each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, plus an additional $4,000 for each in-person Galaxy Board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Board is entitled to an additional annual fee in the amount of $4,000 for his services in this capacity. The foregoing trustees' and officers' fees are allocated among the portfolios of Galaxy based on their relative net assets.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans").

Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by Galaxy in the shares of one or more portfolios of Galaxy, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate Galaxy to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. Galaxy may invest in underlying securities without shareholder approval.

     No employee of Columbia or any of its affiliates or of PFPC Inc. ("PFPC"), Galaxy's sub-administrator, receives any compensation from Galaxy for acting as an officer.

     The following tables provide certain information about the fees received by Galaxy's trustees during the fiscal year ended October 31, 2002 and the fiscal period from November 1, 2002 through May 31, 2003.

                       Fiscal Year Ended October 31, 2002
===============================================================================
                                                                   Total
                                                                Compensation
                            Aggregate   Pension or Retirement  from Galaxy and
                          Compensation   Benefits Accrued as   Fund Complex/1/
Name of Person/Position   from Galaxy   Part of Fund Expenses  Paid to Trustees
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee      $     61,780          None           $         78,250
-------------------------------------------------------------------------------
Rev. Louis DeThomasis
Trustee                   $     57,629          None           $         73,000
-------------------------------------------------------------------------------
James M. Seed/2/
Trustee                   $     58,029          None           $         73,500
-------------------------------------------------------------------------------
Kenneth A. Froot/2,3/
Trustee                   $     58,228          None           $         76,250
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------
John T. O'Neill/2,4/
Trustee                   $     60,201          None           $         76,250
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
EMERITUS TRUSTEES
-------------------------------------------------------------------------------
Donald B. Miller/2,5/     $     26,198          None           $         33,250
-------------------------------------------------------------------------------
Bradford S. Wellman/5/    $     14,405          None           $         18,250
===============================================================================

              Fiscal Period November 1, 2002 through May 31, 2003*
===============================================================================
                                                                   Total
                                                                Compensation
                           Aggregate    Pension or Retirement  from Galaxy and
                          Compensation   Benefits Accrued as   Fund Complex/1/
Name of Person/Position    from Galaxy  Part of Fund Expenses  Paid to Trustees
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee      $     54,596          None           $         55,500
-------------------------------------------------------------------------------
Rev. Louis DeThomasis
Trustee                   $     51,645          None           $         52,500
-------------------------------------------------------------------------------
James M. Seed/2/
Trustee                   $     51,645          None           $         52,500
-------------------------------------------------------------------------------
Kenneth A. Froot/2,3/
Trustee                   $     51,645          None           $         52,500
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------
John T. O'Neill/2/        $     51,645          None           $         52,500
Trustee
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
EMERITUS TRUSTEES
-------------------------------------------------------------------------------
Donald B. Miller/2,5/     $     11,805          None           $         12,000
-------------------------------------------------------------------------------
Bradford S. Wellman/5/    $      7,805          None           $          8,000
===============================================================================

----------
/1/ The "Fund Complex" consists of all registered investment companies for which Columbia or any of its affiliates serves as investment adviser, including: (i) Galaxy; (ii) until December 9, 2002, Galaxy Fund II; and
     (iii) until April 14, 2003, The Galaxy VIP Fund. During the fiscal year ended October 31, 2002 and the fiscal period ended May 31, 2003, the trustees also received fees for their services to Galaxy Fund II and The Galaxy VIP Fund, which are included in the compensation reported in the tables.

/2/ Deferred compensation (including interest) in the amount of $21,027, $67,343, $(4,751) and $65,914 accrued during Galaxy's fiscal year ended October 31, 2002 and $0, $55,615, $53,431 and $59,541 accrued during the fiscal period ended May 31, 2003 for Messrs. Miller, O'Neill, Seed and Froot, respectively.

/3/  Mr. Froot was appointed a trustee of Galaxy on December 15, 2000.

/4/ Mr. O'Neill resigned as President and Treasurer of Galaxy on September 5, 2002. Compensation shown includes additional fees Mr. O'Neill received during the fiscal year ended October 31, 2002 for serving in those capacities.

/5/ Mr. Wellman resigned as trustee of Galaxy on December 14, 2000, and Mr. Miller retired as a trustee of Galaxy on December 31, 2001. Mr. Wellman currently serves as an emeritus trustee of Galaxy and receives the same meeting fees and reimbursement for expenses incurred in attending meetings as the trustees. Mr. Miller served as emeritus trustee of Galaxy from January 1, 2002 until July 13, 2003.

*    The fiscal year end for each Fund has been changed from October 31 to May
     31.

Certain Interests of Independent Trustee

     Mr. Vicks serves as Chairman of the Board and Treasurer of Vicks Lithograph & Printing Corp. ("VL&P"). He does not own any stock of VL&P. VL&P has a $2,000,000 line of credit with Fleet Bank, which is under common control with Columbia and CFDI. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2001 through December 31, 2002 was $1,275,000. The balance outstanding as of December 31, 2002 was $300,000. Interest is charged at LIBOR plus 150 basis points. In addition, VL&P has four loans from Fleet Bank in the aggregate amount of $3,889,286 secured by mortgages on certain real property owned by VL&P. The loans were used to acquire real property and equipment. The highest amount outstanding on the loans during the period January 1, 2001 through December 31, 2002 was $3,889,286. The balance outstanding as of December 31, 2002 was $3,441,666. Interest is charged at LIBOR plus 150 basis points.

Shareholder and Trustee Liability

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or for some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISER

     On April 1, 2003, several advisory subsidiaries of Columbia Management Group, Inc., including Fleet Investment Advisors Inc. ("FIA") and Colonial Management Associates, Inc. ("CMA"), merged into Columbia. Prior to April 1, 2003, FIA served as the Funds' investment adviser and administrator and CMA served as the Funds' pricing and bookkeeping agent. As a result of the merger, Columbia now serves as the Funds' adviser, administrator and pricing and bookkeeping agent.

     In its advisory agreement, Columbia has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Columbia has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

     For the services provided and expenses assumed, Columbia is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates:

..  with respect to the Money Market, Government Money Market and Tax-Exempt
   Money Market Funds, 0.40% of the average daily net assets of each Fund; and

..  with respect to the U.S. Treasury Money Market, Connecticut Municipal Money
   Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds, 0.40% of the first $750,000,000 of average daily net assets of each Fund plus 0.35% of the average daily net assets of each Fund in excess of $750,000,000.

     Columbia has advised Galaxy that, with respect to the Money Market, Government Money Market and Tax-Exempt Money Market Funds, it intends to waive advisory fees payable to it by each Fund in an amount equal to 0.05% of the average daily net assets of each such Fund to the extent that a Fund's net assets exceed $750,000,000.

     During the fiscal period from November 1, 2002 through May 31, 2003 and each of the last three fiscal years, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Columbia/FIA as set forth below:

                                           For the Fiscal
                                            Period Ended       For the Fiscal Years Ended October 31:
Fund                                       May 31,* 2003         2002            2001           2000
----------------------------------------   --------------   -------------   -------------   ------------
Money Market............................   $    7,643,706   $  18,589,558   $  19,390,202   $ 16,107,708
Government Money Market.................   $    1,544,832   $   3,142,345   $   3,416,813   $  3,616,091
U.S. Treasury Money Market..............   $    3,065,236   $   6,039,831   $   5,803,677   $  4,438,357
Tax-Exempt Money Market.................   $    3,543,979   $   6,633,013   $   6,328,169   $  3,680,430
Connecticut Municipal Money Market......   $      655,104   $   1,212,557   $   1,142,691   $  1,043,059
Massachusetts Municipal Money Market....   $    1,036,853   $   2,098,805   $   2,154,575   $  1,214,975

----------
* The fiscal year end for each of the Funds has been changed from October 31 to May 31.

     During the fiscal period from November 1, 2002 through May 31, 2003 and each of the last three fiscal years, Columbia/FIA waived advisory fees as set forth below:

                                           For the Fiscal
                                            Period Ended       For the Fiscal Years Ended October 31:
Fund                                       May 31,* 2003        2002            2001            2000
----------------------------------------   --------------   -------------   -------------   ------------
Money Market............................   $      843,034   $   2,226,735   $   2,342,007   $  1,872,324
Government Money Market.................   $            0   $      27,570   $      59,732   $     87,817
U.S. Treasury Money Market..............   $            0   $           0   $           0   $          0
Tax-Exempt Money Market.................   $      257,359   $     519,002   $     475,660   $    147,706
Connecticut Municipal Money Market......   $            0   $           0   $           0   $          0
Massachusetts Municipal Money Market....   $            0   $           0   $           0   $          0

* The fiscal year end for each of the Funds has been changed from October 31 to May 31.

     During the fiscal period from November 1, 2002 through May 31, 2003 and each of the last three fiscal years, no expenses were reimbursed to the Funds.

     The advisory agreement provides that Columbia shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Columbia in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Columbia on sixty days' written notice and will terminate immediately in the event of its assignment.

Board Approval of Investment Advisory Agreement

     At a meeting held on June 5, 2003, the Board of Trustees of Galaxy, including the Independent Trustees, approved the continuation of Galaxy's investment advisory agreement with Columbia, as successor by merger to FIA, with respect to each of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Columbia's services provided to each Fund and Columbia's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Fund to Lipper data on investment objective peer group averages and industry peer group averages; (2) a report on each Fund's advisory fee structure, which included assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (3) a Lipper report comparing: (i) the performance of each class of shares of each Fund to the applicable Lipper average and performance universe average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each class of shares of each Fund to expense group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Fund to expense groups; and (4) a report on Columbia's profitability related to providing advisory services to Galaxy after taking into account (i) advisory fees and any other benefits realized by Columbia or any of its affiliates as a result of Columbia's role as adviser to Galaxy, and (ii) the direct and indirect expenses incurred by Columbia in providing such advisory services to Galaxy.

     After discussion, the Board of Trustees concluded that Columbia had the capabilities, resources and personnel necessary to manage each Fund. The Board of Trustees also concluded that based on the services that Columbia would provide to each Fund under the investment advisory agreement and the expenses incurred by Columbia in the performance of such services, the compensation to be paid to Columbia was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with Columbia for an additional one-year period.

                      PROXY VOTING POLICIES AND PROCEDURES

     Galaxy has delegated to Columbia the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to Columbia, the Board of Trustees of Galaxy reviewed and approved the policies and procedures adopted by Columbia.

These included the procedures that Columbia follows when a vote presents a conflict between the interests of a Fund and its shareholders and Columbia, its affiliates, its other clients or other persons.

     Columbia's policy is to vote all proxies for Fund securities in a manner considered by Columbia to be in the best interest of a Fund and its shareholders without regard to any benefit to Columbia, its affiliates, its other clients or other persons. Columbia examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. Columbia also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of a Fund. Columbia determines the best interest of a Fund in light of the potential economic return on the Fund's investment.

     Columbia addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, Columbia's Proxy Committee determines the vote in the best interest of a Fund, without consideration of any benefit to Columbia, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     Columbia has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

     Columbia generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

     Columbia generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

     Columbia gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where Columbia represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

     In addition, if a portfolio manager or other party involved with a client of Columbia or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

     The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

     Columbia's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of Columbia's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

     Columbia uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

                      ADMINISTRATOR, SUB-ADMINISTRATOR AND
                          PRICING AND BOOKKEEPING AGENT

     Columbia, as successor by merger to FIA, serves as the Funds' administrator, pursuant to an administration agreement between Galaxy and FIA dated July 22, 2002, as amended and restated on June 5, 2003 (the "Administration Agreement"). Columbia generally assists in the administration and operation of the Funds. Columbia has agreed to maintain office facilities for the Funds and furnish the Funds with internal legal, accounting (other than certain pricing and bookkeeping services), compliance, audit and risk management services. In addition, Columbia prepares the Funds' annual and semi-annual reports to shareholders and the SEC, federal and state tax returns, and filings with state securities commissions, administers the Funds' operating policies, maintains the Funds' books and records, and generally assists in all aspects of the Funds' operations. Pursuant to the Administration Agreement, Columbia may delegate to another organization the performance of some or all of these services, in which case Columbia will be responsible for all compensation payable to such organization and will remain liable for losses or failures resulting from the actions or omissions of such agent. Columbia has entered into a Sub-Administration Agreement with PFPC, a majority-owned subsidiary of PNC Financial Services Group, pursuant to which PFPC has agreed to provide the Funds with certain of the services which the Funds are entitled to receive under the Administration Agreement with Columbia. For the services provided to the Funds, effective June 5, 2003, Columbia is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

Combined Average Daily Net Assets     Annual Rate
---------------------------------     -----------
Up to $30 billion                           0.067%
Over $30 billion                            0.050%

     For the period November 15, 2002 through June 4, 2003, Columbia was entitled to receive fees under the Administration Agreement of 0.067% of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy.

     Prior to November 15, 2002, Columbia was entitled to receive fees under the Administration Agreement based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly at the following annual rates:

Combined Average Daily Net Assets                         Annual Rate
-------------------------------------------------------   -----------

Up to $2.5 billion.....................................         0.090%
From $2.5 to $5 billion................................         0.085%
From $5 to $12 billion.................................         0.075%
From $12 to $15 billion................................         0.065%
From $15 to $18 billion................................         0.060%
From $18 to $21 billion................................        0.0575%
From $21 to $30 billion................................        0.0525%
Over $30 billion.......................................         0.050%

     For the period from November 15, 2002 until June 5, 2003, Columbia voluntarily limited the administration fees payable to it by Galaxy in amounts equal to the contractual annual rates currently in effect.

     Columbia, as successor by merger to CMA, also serves as the Funds' pricing and bookkeeping agent, pursuant to a pricing and bookkeeping agreement between Galaxy and CMA dated July 22, 2002, as amended and restated June 5, 2003 (the "Pricing and Bookkeeping Agreement"). Columbia has agreed to provide certain pricing and bookkeeping services to the Funds, including determining and timely communicating the Funds' net asset values and maintaining and preserving the Funds' accounting records. Pursuant to the Pricing and Bookkeeping Agreement, Columbia may delegate to another organization the performance of some or all of these services, in which case Columbia will be responsible for all compensation payable to such organization and will remain liable for losses or failures resulting from the actions or omissions of such agent. Columbia has entered into an agreement with PFPC, pursuant to which PFPC has agreed to provide the Funds with certain of the services which the Funds are entitled to receive under the Pricing and Bookkeeping Agreement. For the services provided to the Funds, Columbia is entitled to receive an annual fee based on the average net assets of each Fund as follows:

                       Assets                                 Fee
-------------------------------------------------------   -----------

Net assets under $50 million                              $    25,000
Net assets of $50 million but less than $200 million      $    35,000
Net assets of $200 million but less than $500 million     $    50,000
Net assets of $500 million but less than $1 billion       $    85,000
Net assets in excess of $1 billion                        $   125,000

     The Administration Agreement and Pricing and Bookkeeping Agreement each provide that, absent willful misfeasance, bad faith, negligence or reckless disregard of duty, Columbia shall not be liable to Galaxy or any Fund, to any shareholder of Galaxy or any Fund, or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering the services under the Administration Agreement or the Pricing and Bookkeeping Agreement, respectively.

     Each of the Administration Agreement and Pricing and Bookkeeping Agreement provide that (i) it shall continue in effect from year to year so long as approved annually by vote of a majority of Galaxy's Trustees who are not affiliated with Columbia; (ii) it may be terminated by either party at any time without penalty on 60 days' written notice to the other party; and (iii) it may be terminated at any time for cause by either party if such cause remains unremedied for a reasonable period not to exceed 90 days after receipt of written notification of such cause.

     Prior to July 22, 2002, PFPC served as Galaxy's administrator and was entitled to receive administration fees, effective May 31, 2001, based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the same annual rates as were payable to Columbia/FIA under the Administration Agreement prior to November 15, 2002, as stated above.

     For the period from June 26, 2000 through May 30, 2001, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

Combined Average Daily Net Assets                         Annual Rate
-------------------------------------------------------   -----------

Up to $2.5 billion.....................................         0.090%
From $2.5 to $5 billion................................         0.085%
From $5 to $12 billion.................................         0.075%
From $12 to $15 billion................................         0.065%
From $15 to $18 billion................................         0.060%
From $18 to $21 billion................................        0.0575%
Over $21 billion.......................................        0.0525%

     Prior to June 26, 2000, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy at the following annual rates:

Combined Average Daily Net Assets                         Annual Rate
-------------------------------------------------------   -----------

Up to $2.5 billion.....................................         0.090%
From $2.5 to $5 billion................................         0.085%
From $5 to $12 billion.................................         0.075%
From $12 to $15 billion................................         0.065%
From $15 to $18 billion................................         0.060%
Over $18 billion.......................................        0.0575%

     PFPC was also entitled to receive a separate annual fee from each Galaxy portfolio for certain fund accounting services at the same annual rate as the fee currently payable to Columbia under the Pricing and Bookkeeping Agreement.

     During the fiscal period from November 1, 2002 through May 31, 2003 and each of the last three fiscal years, the Funds paid fees for administration and pricing and bookkeeping services (net of fee waivers) to Columbia/FIA and/or CMA and/or PFPC as set forth below:

                                                    For the Fiscal
                                                     Period Ended
                                                       May 31,*        For the Fiscal Years Ended October 31:
Fund                                                     2003            2002           2001           2000
-------------------------------------------------   --------------   ------------   ------------   ------------
Money Market.....................................   $    1,502,936   $  3,560,788   $  3,729,167   $  3,321,431
Government Money Market..........................   $      313,852   $    611,600   $    660,998   $    751,760
U.S. Treasury Money Market.......................   $      621,668   $  1,196,801   $  1,152,594   $    969,570
Tax-Exempt Money Market..........................   $      722,815   $  1,314,051   $  1,281,338   $    807,455
Connecticut Municipal Money Market...............   $      141,111   $    247,024   $    240,718   $    252,476
Massachusetts Municipal Money Market.............   $      202,068   $    415,110   $    444,923   $    287,336

----------
* The fiscal year end for each of the Funds has been changed from October 31 to May 31.

     During the fiscal period from November 1, 2002 through May 31, 2003 and each of the last three fiscal years, Columbia/FIA and/or CMA and/or PFPC waived administration fees as follows:

                                                    For the Fiscal
                                                     Period Ended
                                                        May 31,*       For the Fiscal Years Ended October 31:
Fund                                                     2003            2002           2001           2000
-------------------------------------------------   --------------   ------------   ------------   ------------
Money Market.....................................   $        1,300   $      7,800   $      8,789   $      3,000
Government Money Market..........................   $        1,300   $      7,800   $      8,789   $      3,000
U.S. Treasury Money Market.......................   $        1,300   $      7,800   $      8,789   $      3,000
Tax-Exempt Money Market..........................   $        1,300   $      7,800   $      8,789   $      3,000
Connecticut Municipal Money Market...............   $        1,300   $      7,800   $      8,789   $      3,000
Massachusetts Municipal Money Market.............   $        1,300   $      7,800   $      8,789   $      3,000

----------
* The fiscal year end for each of the Funds has been changed from October 31 to May 31.

                          CUSTODIAN AND TRANSFER AGENT

     Effective January 6, 2003, PFPC Trust Company ("PFPC Trust"), a subsidiary of PNC Financial Services Group, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as custodian of the Funds' assets pursuant to a Custodian Services Agreement. Prior to January 6, 2003, JPMorgan Chase Bank ("JPMorgan Chase"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase & Co., served as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

     Under the Custodian Services Agreement, the terms of which are similar to those of the prior Global Custody Agreement, PFPC Trust has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each

Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that PFPC Trust shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     PFPC also serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 6520, Providence, Rhode Island 02940-6520. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

     PFPC may enter into agreements with one or more entities, including affiliates of Columbia, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

     Fleet Bank, an affiliate of Columbia, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. For the fiscal period from November 1, 2002 through May 31, 2003 and the fiscal year ended October 31, 2002, Fleet Bank received $133,564 and $219,905, respectively, for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of these Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.

                                    EXPENSES

     Columbia, PFPC and PFPC Trust bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Columbia and its affiliates or PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Columbia will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

     In purchasing or selling securities for the Funds, Columbia will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Columbia may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Columbia or its affiliates, and will not give preference to affiliates and correspondent banks of Columbia with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At May 31, 2003, the Money Market Fund held securities of its regular brokers or dealers as set forth below:

------------------------------------------
       Broker/Dealer             Value
------------------------------------------
Credit Suisse First Boston   $ 100,000,000
------------------------------------------

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Columbia. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Columbia believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Columbia may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                  SHAREHOLDER SERVICES PLAN -- RETAIL A SHARES

     Galaxy has adopted a Shareholder Services Plan with respect to Retail A Shares of each Fund pursuant to which Galaxy intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares in consideration for payment of up to 0.50% (on an annualized basis) of the average daily net asset value of Retail A Shares of a Fund beneficially owned by such customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFDI; processing dividend payments from a Fund; providing customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Such services are intended to supplement the services provided by Columbia as administrator and PFPC as transfer agent.

     Although the Shareholder Services Plan has been approved with respect to Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to no more than 0.10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of May 31, 2003, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and an institution relating to the Shareholder Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the institution agree to waive a portion of the servicing fee payable to it under the Shareholder Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     During the fiscal period from November 1, 2002 through May 31, 2003 and each of the last three fiscal years, Galaxy made payments to institutions (net of expense reimbursements) with respect to Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds and, until November 18, 2002, Retail B Shares of the Money Market Fund as shown in the table below:

                                                    For the Fiscal
                                                     Period Ended
                                                       May 31,*             For the Fiscal Years Ended October 31:
Fund                                                     2003               2002              2001           2000
-------------------------------------------------   --------------      ------------      ------------   ------------
Money Market.....................................   $      666,028/(3)/ $  2,477,360      $  2,909,354   $  2,471,865
Government Money Market..........................   $      132,364/(3)/ $    322,362/(2)/ $    337,056   $    336,331
U.S. Treasury Money Market.......................   $      359,905      $    760,988      $    606,677   $    553,468
Tax-Exempt Money Market..........................   $      143,806      $    266,294      $    223,192   $    179,525
Connecticut Municipal Money Market...............   $      163,461      $    302,549      $    285,069   $    223,979/(1)/
Massachusetts Municipal Money Market.............   $      205,108      $    394,726      $    413,776   $    260,134/(1)/

----------
/(1)/ For the fiscal year ended October 31, 2000, Columbia and/or its affiliates reimbursed shareholder service fees of $31,226 for the Connecticut Municipal Money Market Fund and $31,446 for the Massachusetts Municipal Money Market Fund.
/(2)/ For the fiscal year ended October 31, 2002, Columbia and/or its affiliates reimbursed shareholder service fees of $7,780 for the Government Money Market Fund.
/(3)/ For the period from November 1, 2002 through May 31, 2003, Columbia and/or its affiliates reimbursed shareholder services fees of $247,788 for the Money Market Fund and $13,129 for the Government Money Market Fund.
* The fiscal year end for each of the Funds has been changed from October 31 to May 31.

     Galaxy's Servicing Agreements are governed by the Shareholder Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Shareholder Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with institutions based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with institutions must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with institutions are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                                   DISTRIBUTOR

     Effective July 22, 2002, CFDI serves as Galaxy's distributor. CFDI, an affiliate of Columbia, is a registered broker-dealer with principal offices located at One Financial Center, Boston, Massachusetts 02111. Prior to July 22, 2002, PFPC Distributors, Inc., an affiliate of PFPC, served as Galaxy's distributor. Galaxy's shares are offered for sale on a continuous basis. CFDI will use its best efforts to sell Fund shares.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and CFDI remains in effect from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of Galaxy's trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     The following table shows all sales charges, commissions and other compensation received by CFDI and/or PFPC Distributors, Inc. directly or indirectly from the Funds during the fiscal year ended October 31, 2002. Part of this compensation is attributable to sales and redemptions of Retail B Shares of the Money Market Fund. On November 18, 2002, all outstanding Retail B Shares of the Money Market Fund were converted to Retail A Shares of the Money Market Fund or were redeemed. Retail B Shares are no longer offered for sale.

                           Net        Compensation    Brokerage
                       Underwriting        on        Commissions
                         Discounts     Redemption        in
                           and            and         Connection       Other
                        Commissions    Repurchase     with Fund     Compensation
Fund                       /(1)/          /(2)/      Transactions      /(3)/
--------------------   ------------   ------------   ------------   ------------
Money Market           $     56,965   $     56,965   $          0   $  2,584,651
Government Money
 Market                $          0   $          0   $          0   $    337,659
Tax-Exempt Money
 Market                $          0   $          0   $          0   $    269,745
U.S. Treasury Money
 Market                $          0   $          0   $          0   $    774,264
Connecticut
 Municipal Money
 Market                $          0   $          0   $          0   $    300,760

                           Net        Compensation    Brokerage
                       Underwriting        on        Commissions
                         Discounts     Redemption        in
                           and            and         Connection       Other
                        Commissions    Repurchase     with Fund     Compensation
Fund                       /(1)/          /(2)/      Transactions      /(3)/
--------------------   ------------   ------------   ------------   ------------
Massachusetts
 Municipal Money
 Market                $          0   $          0   $          0   $    401,611

----------
(1) Represents amounts received from commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares.
(3) Represents payments made under the Shareholder Services Plan for Retail A Shares and Distribution and Services Plan for Retail B Shares during the fiscal year ended October 31, 2002, which includes fees accrued in the fiscal year ended October 31, 2001, which were paid in 2002 (see "Shareholder Services Plan - Retail A Shares").

     The following table shows all sales charges, commissions and other compensation received by CFDI directly or indirectly from the Funds during the fiscal period from November 1, 2002 through May 31, 2003.

                                                      Brokerage
                            Net       Compensation   Commissions
                       Underwriting        on            in
                         Discounts     Redemption     Connection       Other
                           and            and         with Fund     Compensation
Fund                    Commissions    Repurchase    Transactions       /(1)/
--------------------   ------------   ------------   ------------   ------------
Money Market           $         18   $      3,238   $          0   $  1,051,272
Government Money
 Market                $          0   $          0   $          0   $    145,787
Tax-Exempt Money
 Market                $          0   $          0   $          0   $    147,186
U.S. Treasury Money
 Market                $          0   $          0   $          0   $    369,337
Connecticut
 Municipal Money
 Market                $          0   $          0   $          0   $    166,176
Massachusetts
 Municipal Money
 Market                $          0   $          0   $          0   $    207,110

(1) Represents payments made under the Shareholder Services Plan for Retail A Shares and Distribution and Services Plan for Retail B Shares during the fiscal period ended May 31, 2003, which includes fees accrued in the fiscal year ended October 31, 2002, which were paid in 2003 (see "Shareholder Services Plan - Retail A Shares").

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116-5072, serves as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1998 were audited by Galaxy's former auditors.

                                     COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Day, Berry & Howard, LLP, City Place I, Hartford, Connecticut 06103-3499, serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Money Market Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as special Massachusetts counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Massachusetts Municipal Money Market Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities. The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Money Market Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities. The law firm of McGuireWoods LLP, 50 North Laura Street, Suite 3300, Jacksonville, Florida 32202 serves as special Florida counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Florida Municipal Money Market Fund concerning Florida taxes and the description of special considerations relating to Florida Municipal Securities.

                        PERFORMANCE AND YIELD INFORMATION

     The standardized annualized seven-day yields for the Funds are computed by:
(1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     In addition, the Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds may calculate a "tax-equivalent yield." The tax-equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax-equivalent yields assume the payment of federal income taxes at a rate of 35.0%. Tax-equivalent yields of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds assume 37.925% and 38.445% combined federal and state tax rates, respectively, and indicate what each Fund would have had to earn to equal its actual yield, assuming that income earned by a Fund is 100% tax-exempt.

     The current yields for the Funds may be obtained by calling Galaxy at 1-866-840-5469.

     For the seven-day period ended May 31, 2003, the annualized yields and effective yields for Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, and the tax-equivalent yield and tax-equivalent effective yield for Retail A Shares of the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, were as set forth below:

                                                                                    Tax-
                                                                       Tax-      Equivalent
                                          Annualized   Effective    Equivalent   Effective
Fund                                        Yield        Yield        Yield        Yield
---------------------------------------   ----------   ----------   ----------   ----------
Money Market...........................         0.67%        0.67%         N/A          N/A
Government Money Market................         0.58%        0.58%         N/A          N/A
U.S. Treasury Money Market.............         0.53%        0.53%         N/A          N/A
Tax-Exempt Money Market................         0.67%        0.67%        1.02%        1.02%
Connecticut Municipal Money Market.....         0.56%        0.56%        0.90%        0.90%
Massachusetts Municipal Money Market...         0.59%        0.59%        0.96%        0.96%

----------

     As of May 31, 2003, the New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds had not yet commenced operations.

     For the seven-day period ended May 31, 2003, the annualized yields and effective yields for Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds, and the tax-equivalent yield and tax-equivalent effective yield for Trust Shares of the Tax-Exempt Money Market Fund were as set forth below:

                                                                                    Tax-
                                                                       Tax-      Equivalent
                                          Annualized   Effective    Equivalent   Effective
Fund                                        Yield        Yield        Yield        Yield
---------------------------------------   ----------   ----------   ----------   ----------
Money Market...........................         0.84%        0.84%         N/A          N/A
Government Money Market................         0.75%        0.75%         N/A          N/A
U.S. Treasury Money Market.............         0.68%        0.68%         N/A          N/A
Tax-Exempt Money Market................         0.79%        0.79%        1.21%        1.21%

----------

     Tax-equivalent yields were calculated using the maximum applicable federal and state income tax rates.

     The U.S. Treasury Fund may calculate a "state flow through yield," which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The state flow through yield refers to that portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A state flow through yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate. Based on the foregoing calculation and assuming, for purposes of illustration, state income tax rates of 3%, 7% and 11%, the state flow through yields for the seven-day period ended May 31, 2003 for Retail A Shares and Trust Shares of the U.S. Treasury Money Market Fund were as set forth below:

Series                             3%       7%       11%
------------------------------   ------   ------   ------
Retail A Shares...............     0.55%    0.57%    0.60%
Trust Shares..................     0.70%    0.73%    0.76%

     Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds were not offered prior to the date of this Statement of Additional Information.

Tax-Equivalency Tables - Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds

     The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market and New Jersey Municipal Money Market Funds may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in these Funds' respective portfolios generally remains free from federal regular income tax, from the regular personal income tax imposed by Connecticut, Massachusetts, New York and New Jersey and, with respect to the New York Municipal Money Market Fund, from the New York City personal income tax. Some portion of these Funds' income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields. The tax-exempt yields used here are hypothetical and no assurance can be made that a Fund will obtain any particular yield. A Fund's yield fluctuates as market conditions change.

     The tax brackets and related yield calculations are based upon the expected 2003 state marginal tax rates and the 2003 Federal marginal tax rates adjusted to reflect changes in rates for 2003 as enacted by the Economic Growth and Tax Relief Reconciliation Act of 2001 (the "Act"), which was signed into law on June 7, 2001. As enacted, the Act will reduce Federal marginal tax rates gradually until 2006. The combined Federal and state rate reflects an assumed deduction of the state tax liability. In fact, however, certain limitations on this deductibility may apply. Also, the tables do not reflect the phase out of personal exemptions and itemized deductions, which will apply to certain higher income taxpayers.

     These are not indicators of past or future performance of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market and New Jersey Municipal Money Market Funds.

     The Florida Municipal Money Market Fund may also use tax-equivalency tables in advertising and sales literature. Because Florida has no personal income tax, a shareholder's tax-equivalent yield will be determined solely by reference to the shareholder's federal marginal income tax rate. See "Risk/return summary - Introduction" in the Fund's prospectuses for an explanation and example of the effect of the federal regular income tax exemption in determining tax-equivalent yields. Shares held in the Florida Municipal Money Market Fund are exempt from the Florida intangible personal property tax.

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

     Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.

     Investors are urged to consult their own tax advisors as to these matters.

CONNECTICUT: 2003

Equivalency yields: Tax-Exempt

                                     Combined    Connecticut Tax-Equivalent Yields**
$Taxable Income*   State   Federal   Effective   ----------------------------------------------------------------------------
Single             Rate    Rate      Rate        2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%     6.5%  7.0%
-----------------------------------------------------------------------------------------------------------------------------
$0-7,000            3.00%     10.0%       12.7%  2.29%  2.86%  3.44%  4.01%  4.58%  5.15%  5.73%  6.30%  6.87%   7.45%   8.02%
$7,001-10,000       3.00%     15.0%      17.55%  2.43%  3.03%  3.64%  4.24%  4.85%  5.46%  6.06%  6.67%  7.28%   7.88%   8.49%
$10,001-28,400      4.50%     15.0%     18.825%  2.46%  3.08%  3.70%  4.31%  4.93%  5.54%  6.16%  6.78%  7.39%   8.01%   8.62%
$28,401-68,800      4.50%     25.0%     28.375%  2.79%  3.49%  4.19%  4.89%  5.58%  6.28%  6.98%  7.68%  8.38%   9.08%   9.77%
$68,801-143,500     4.50%     28.0%      31.24%  2.91%  3.64%  4.36%  5.09%  5.82%  6.54%  7.27%  8.00%  8.73%   9.45%  10.18%
$143,501-311,950    4.50%     33.0%     36.015%  3.13%  4.91%  4.69%  5.47%  6.25%  7.03%  7.81%  8.60%  9.38%  10.16%  10.94%
Over $311,950       4.50%     35.0%     37.925%  3.22%  4.03%  4.83%  5.64%  6.44%  7.25%  8.05%  8.86%  9.67%  10.47%  11.28%
-----------------------------------------------------------------------------------------------------------------------------

$Taxable Income*                     Combined    Connecticut Tax-Equivalent Yields**
Married Filing     State   Federal   Effective   ----------------------------------------------------------------------------
Jointly            Rate    Rate      Rate        2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
-----------------------------------------------------------------------------------------------------------------------------
$0-14,000           3.00%     10.0%       12.7%  2.29%  2.86%  3.44%  4.01%  4.58%  5.15%  5.73%  6.30%  6.87%   7.45%   8.02%
$14,001-20,000      3.00%     15.0%      17.55%  2.43%  3.03%  3.64%  4.24%  4.85%  5.46%  6.06%  6.67%  7.28%   7.88%   8.49%
$20,001-56,800      4.50%     15.0%     18.825%  2.46%  3.08%  3.70%  4.31%  4.93%  5.54%  6.16%  6.78%  7.39%   8.01%   8.62%
$56,801-114,650     4.50%     25.0%     28.375%  2.79%  3.49%  4.19%  4.89%  5.58%  6.28%  6.98%  7.68%  8.38%   9.08%   9.77%
$114,651-174,700    4.50%     28.0%      31.24%  2.91%  3.64%  4.36%  5.09%  5.82%  6.54%  7.27%  8.00%  8.73%   9.45%  10.18%
$174,701-311,950    4.50%     33.0%     36.015%  3.13%  3.91%  4.69%  5.47%  6.25%  7.03%  7.81%  8.60%  9.38%  10.16%  10.94%
Over $311,950       4.50%     35.0%     37.925%  3.22%  4.03%  4.83%  5.64%  6.44%  7.25%  8.05%  8.86%  9.67%  10.47%  11.28%
-----------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Connecticut tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Connecticut tax-exempt yield for a Connecticut tax payer in the specified income bracket.

MASSACHUSETTS: 2003

Equivalent Yields: Tax-Exempt

                                     Combined    Massachusetts Tax-Equivalent Yields**
$Taxable           State   Federal   Effective   ----------------------------------------------------------------------------
Income Single*     Rate    Rate      Rate        2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
-----------------------------------------------------------------------------------------------------------------------------
$0-7,000            5.30%     10.0%      14.77%  2.35%  2.93%  3.52%  4.11%  4.69%  5.28%  5.87%  6.45%  7.04%   7.63%   8.21%
7,001-28,400        5.30%     15.0%     19.505%  2.48%  3.11%  3.73%  4.35%  4.97%  5.59%  6.21%  6.83%  7.45%   8.08%   8.70%
28,401-68,800       5.30%     25.0%     28.975%  2.82%  3.52%  4.22%  4.93%  5.63%  6.34%  7.04%  7.74%  8.45%   9.15%   9.86%
68,801-143,500      5.30%     28.0%     31.816%  2.93%  3.67%  4.40%  5.13%  5.87%  6.60%  7.33%  8.07%  8.80%   9.53%  10.27%
143,501-311,950     5.30%     33.0%     36.551%  3.15%  3.94%  4.73%  5.52%  6.30%  7.09%  7.88%  8.67%  9.46%  10.24%  11.03%
Over 311,950        5.30%     35.0%     38.445%  3.25%  4.06%  4.87%  5.69%  6.50%  7.31%  8.12%  8.94%  9.75%  10.56%  11.37%
-----------------------------------------------------------------------------------------------------------------------------

$Taxable Income*                     Combined    Massachusetts Tax-Equivalent Yields**
Married Filing     State   Federal   Effective   ----------------------------------------------------------------------------
Jointly            Rate    Rate      Rate        2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
-----------------------------------------------------------------------------------------------------------------------------
$0-14,000           5.30%     10.0%      14.77%  2.35%  2.93%  3.52%  4.11%  4.69%  5.28%  5.87%  6.45%  7.04%   7.63%   8.21%
14,001-56,800       5.30%     15.0%     19.505%  2.48%  3.11%  3.73%  4.35%  4.97%  5.59%  6.21%  6.83%  7.45%   8.08%   8.70%
56,801-114,650      5.30%     25.0%     28.975%  2.82%  3.52%  4.22%  4.93%  5.63%  6.34%  7.04%  7.74%  8.45%   9.15%   9.86%
114,651-174,700     5.30%     28.0%     31.816%  2.93%  3.67%  4.40%  5.13%  5.87%  6.60%  7.33%  8.07%  8.80%   9.53%  10.27%
174,701-311,950     5.30%     33.0%     36.551%  3.15%  3.94%  4.73%  5.52%  6.30%  7.09%  7.88%  8.67%  9.46%  10.24%  11.03%
Over 311,950        5.30%     35.0%     38.445%  3.25%  4.06%  4.87%  5.69%  6.50%  7.31%  8.12%  8.94%  9.75%  10.56%  11.37%
-----------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Massachusetts tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Massachusetts tax-exempt yield for a Massachusetts tax payer in the specified income bracket.

NEW YORK STATE AND CITY: 2003

Equivalent yields: Tax-exempt

                                          New York
                                          State
                                          City and
                                          Federal    New York Tax Equivalent Yields:****
$Taxable Income*  City    State  Federal  Effective  -------------------------------------------------------------------
Single            Rate**  Rate   Rate     Rate***    2.0%  2.5%  3.0%  3.5%  4.0%  4.5%  5.0%  5.5%  6.0%   6.5%   7.0%
------------------------------------------------------------------------------------------------------------------------
$0-7,000           2.907%  4.00%    10.0%   16.2163% 2.39% 2.98% 3.58% 4.18% 4.77% 5.37% 5.97% 6.56%  7.16%  7.76%  8.35%
$7,001-8,000       2.907%  4.00%    15.0%   20.8710% 2.53% 3.16% 3.79% 4.42% 5.06% 5.69% 6.32% 6.95%  7.58%  8.21%  8.85%
$8,001-11,000      2.907%  4.50%    15.0%   21.2960% 2.54% 3.18% 3.81% 4.45% 5.08% 5.72% 6.35% 6.99%  7.62%  8.26%  8.89%
$11,001-12,000     2.907%  5.25%    15.0%   21.9335% 2.56% 3.20% 3.84% 4.48% 5.12% 5.76% 6.40% 7.05%  7.69%  8.33%  8.97%
$12,001-13,000     3.534%  5.25%    15.0%   22.4664% 2.58% 3.22% 3.87% 4.51% 5.16% 5.80% 6.45% 7.09%  7.74%  8.38%  9.03%
$13,001-20,000     3.534%  5.90%    15.0%   23.0189% 2.60% 3.25% 3.90% 4.55% 5.20% 5.85% 6.50% 7.14%  7.79%  8.44%  9.09%
$20,001-25,000     3.534%  6.85%    15.0%   23.8264% 2.63% 3.28% 3.94% 4.59% 5.25% 5.91% 6.56% 7.22%  7.88%  8.53%  9.19%
$25,001-28,400     3.591%  6.85%    15.0%   23.8749% 2.63% 3.28% 3.94% 4.60% 5.25% 5.91% 6.57% 7.22%  7.88%  8.54%  9.20%
$28,401-50,000     3.591%  6.85%    25.0%   32.8308% 2.98% 3.72% 4.47% 5.21% 5.96% 6.70% 7.44% 8.19%  8.93%  9.68% 10.42%
$50,001-68,800     3.648%  6.85%    25.0%   32.8735% 2.98% 3.72% 4.47% 5.21% 5.96% 6.70% 7.45% 8.19%  8.94%  9.68% 10.43%
$68,801-143,500    3.648%  6.85%    28.0%   35.5586% 3.10% 3.88% 4.66% 5.43% 6.21% 6.98% 7.76% 8.53%  9.31% 10.09% 10.86%
143,501-311,950    3.648%  6.85%    33.0%   40.0337% 3.34% 4.17% 5.00% 5.84% 6.67% 7.50% 8.34% 9.17% 10.01% 10.84% 11.67%
Over 311,950       3.648%  6.85%    35.0%   41.8237% 3.44% 4.30% 5.16% 6.02% 6.88% 7.74% 8.59% 9.45% 10.31% 11.17% 12.03%
------------------------------------------------------------------------------------------------------------------------

                                          New York
                                          State
                                          City and
$Taxable Income*                          Federal    New York Tax Equivalent Yields:****
Married Filing    City    State  Federal  Effective  -------------------------------------------------------------------
Jointly           Rate**  Rate   Rate     Rate***    2.0%  2.5%  3.0%  3.5%  4.0%  4.5%  5.0%  5.5%  6.0%   6.5%   7.0%
------------------------------------------------------------------------------------------------------------------------
$0-14,000          2.907%  4.00%    10.0%   16.2163% 2.39% 2.98% 3.58% 4.18% 4.77% 5.37% 5.97% 6.56%  7.16%  7.76%  8.35%
$14,001-16,000     2.907%  4.00%    15.0%   20.8710% 2.53% 3.16% 3.79% 4.42% 5.06% 5.69% 6.32% 6.95%  7.58%  8.21%  8.85%
$16,001-21,600     2.907%  4.50%    15.0%   21.2960% 2.54% 3.18% 3.81% 4.45% 5.08% 5.72% 6.35% 6.99%  7.62%  8.26%  8.89%
$21,601-22,000     3.534%  4.50%    15.0%   21.8289% 2.56% 3.20% 3.84% 4.48% 5.12% 5.76% 6.40% 7.04%  7.68%  8.32%  8.95%
$22,001-26,000     3.534%  5.25%    15.0%   22.4664% 2.58% 3.22% 3.87% 4.51% 5.16% 5.80% 6.45% 7.09%  7.74%  8.38%  9.03%
$26,001-40,000     3.534%  5.90%    15.0%   23.0189% 2.60% 3.25% 3.90% 4.55% 5.20% 5.85% 6.50% 7.14%  7.79%  8.44%  9.09%
$40,001-45,000     3.534%  6.85%    15.0%   23.8264% 2.63% 3.28% 3.94% 4.59% 5.25% 5.91% 6.56% 7.22%  7.88%  8.53%  9.19%
$45,001-56,800     3.591%  6.85%    15.0%   23.8749% 2.63% 3.28% 3.94% 4.60% 5.25% 5.91% 6.57% 7.22%  7.88%  8.54%  9.20%
$56,801-90,000     3.591%  6.85%    25.0%   32.8308% 2.98% 3.72% 4.47% 5.21% 5.96% 6.70% 7.44% 8.19%  8.93%  9.68% 10.42%
$90,001-114,650    3.648%  6.85%    25.0%   32.8735% 2.98% 3.72% 4.47% 5.21% 5.96% 6.70% 7.45% 8.19%  8.94%  9.68% 10.43%
$114,651-174,700   3.648%  6.85%    28.0%   35.5586% 3.10% 3.88% 4.66% 5.43% 6.21% 6.98% 7.76% 8.53%  9.31% 10.09% 10.86%
$174,701-311,950   3.648%  6.85%    33.0%   40.0337% 3.34% 4.17% 5.00% 5.84% 6.67% 7.50% 8.34% 9.17% 10.01% 10.84% 11.67%
Over 311,950       3.648%  6.85%    35.0%   41.8237% 3.44% 4.30% 5.16% 6.02% 6.88% 7.74% 8.59% 9.45% 10.31% 11.17% 12.03%
------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York state or city taxable income may differ due to differences in exemptions, itemized deductions, and other items.

** The New York City rate is comprised of the tax base rate and city surcharge for 2003.

*** For federal tax purposes, these combined rates reflect the applicable marginal rates for 2003, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the New York State and New York City tax and surcharge rates for 2003.

**** These represent New York State, City, and Federal Equivalent Yields

NEW JERSEY: 2003

Equivalent yields: Tax-exempt

                                     New
                                     Jersey &
                                     Federal     New Jersey Tax Equivalent Yields.**
$Taxable Income*   State   Federal   Effective   ----------------------------------------------------------------------------
Single             Rate    Rate      Rate        2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
-----------------------------------------------------------------------------------------------------------------------------
$0-7,000            1.40%     10.0%      11.26%  2.25%  2.82%  3.38%  3.94%  4.51%  5.07%  5.63%  6.20%  6.76%   7.32%   7.89%
7,001-20,000        1.40%     15.0%      16.19%  2.39%  2.98%  3.58%  4.18%  4.77%  5.37%  5.97%  6.56%  7.16%   7.76%   8.35%
20,001-28,400       1.75%     15.0%     16.488%  2.39%  2.99%  3.59%  4.19%  4.79%  5.39%  5.99%  6.59%  7.18%   7.78%   8.38%
28,401-35,000       1.75%     25.0%     26.313%  2.71%  3.39%  4.07%  4.75%  5.43%  6.11%  6.79%  7.46%  8.14%   8.82%   9.50%
35,001-40,000       3.50%     25.0%     27.625%  2.76%  3.45%  4.15%  4.84%  5.53%  6.22%  6.91%  7.60%  8.29%   8.98%   9.67%
40,001-68,800      5.525%     25.0%     29.144%  2.82%  3.53%  4.23%  4.94%  5.65%  6.35%  7.06%  7.76%  8.47%   9.17%   9.88%
68,801-75,000      5.525%     28.0%     31.978%  2.94%  3.68%  4.41%  5.15%  5.88%  6.62%  7.35%  8.09%  8.82%   9.56%  10.29%
75,001-143,500      6.37%     28.0%     32.586%  2.97%  3.71%  4.45%  5.19%  5.93%  6.68%  7.42%  8.16%  8.90%   9.64%  10.38%
143,501-311,950     6.37%     33.0%     37.268%  3.19%  3.99%  4.78%  5.58%  6.38%  7.17%  7.97%  8.77%  9.56%  10.36%  11.16%
Over 311,950        6.37%     35.0%     39.141%  3.29%  4.11%  4.93%  5.75%  6.57%  7.39%  8.22%  9.04%  9.86%  10.68%  11.50%
-----------------------------------------------------------------------------------------------------------------------------

                                     New
                                     Jersey &
                                     Federal     New Jersey Tax Equivalent Yields.**
$Taxable Income*   State   Federal   Effective   ----------------------------------------------------------------------------
Married Jointly    Rate    Rate      Rate        2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
-----------------------------------------------------------------------------------------------------------------------------
$0-14,000           1.40%     10.0%      11.26%  2.25%  2.82%  3.38%  3.94%  4.51%  5.07%  5.63%  6.20%  6.76%   7.32%   7.89%
14,001-20,000       1.40%     15.0%      16.19%  2.39%  2.98%  3.58%  4.18%  4.77%  5.37%  5.97%  6.56%  7.16%   7.76%   8.35%
20,001-50,000       1.75%     15.0%     16.488%  2.39%  2.99%  3.59%  4.19%  4.79%  5.39%  5.99%  6.59%  7.18%   7.78%   8.38%
50,001-56,800       2.45%     15.0%     17.083%  2.41%  3.02%  3.62%  4.22%  4.82%  5.43%  6.03%  6.63%  7.24%   7.84%   8.44%
56,801-70,000       2.45%     25.0%     26.838%  2.73%  3.42%  4.10%  4.78%  5.47%  6.15%  6.83%  7.52%  8.20%   8.88%   9.57%
70,001-80,000       3.50%     25.0%     27.625%  2.76%  3.45%  4.15%  4.84%  5.53%  6.22%  6.91%  7.60%  8.29%   8.98%   9.67%
80,001-114,650     5.525%     25.0%     29.144%  2.82%  3.53%  4.23%  4.94%  5.65%  6.35%  7.06%  7.76%  8.47%   9.17%   9.88%
114,651-150,000    5.525%     28.0%     31.978%  2.94%  3.68%  4.41%  5.15%  5.88%  6.62%  7.35%  8.09%  8.82%   9.56%  10.29%
150,001-174,700     6.37%     28.0%     32.586%  2.97%  3.71%  4.45%  5.19%  5.93%  6.68%  7.42%  8.16%  8.90%   9.64%  10.38%
174,701-311,950     6.37%     33.0%     37.268%  3.19%  3.99%  4.78%  5.58%  6.38%  7.17%  7.97%  8.77%  9.56%  10.36%  11.16%
Over 311,950        6.37%     35.0%     39.141%  3.29%  4.11%  4.93%  5.75%  6.57%  7.39%  8.22%  9.04%  9.86%  10.68%  11.50%
-----------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for New Jersey tax purposes is the same as defined in the Internal Revenue Code. In fact, however, New Jersey taxable income may differ due to differences in exemptions, itemized deductions and other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and New Jersey tax-exempt yield for a New Jersey taxpayer in the specified income bracket.

FLORIDA: 2003

Equivalent yields: Tax-Exempt

                                     Federal     Florida Tax-Equivalent Yields**
$Taxable Income*   State   Federal   Effective   ----------------------------------------------------------------------------
Single             Rate    Rate      Rate        2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
-----------------------------------------------------------------------------------------------------------------------------
$0-7,000            0.00%     10.0%       10.0%  2.22%  2.78%  3.33%  3.89%  4.44%  5.00%  5.56%  6.11%  6.67%   7.22%   7.78%
7,001-28,400        0.00%     15.0%       15.0%  2.35%  2.94%  3.53%  4.12%  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%   8.24%
28,401-68,800       0.00%     25.0%       25.0%  2.67%  3.33%  4.00%  4.67%  5.33%  6.00%  6.67%  7.33%  8.00%   8.67%   9.33%
68,801-143,500      0.00%     28.0%       28.0%  2.78%  3.47%  4.17%  4.86%  5.56%  6.25%  6.94%  7.64%  8.33%   9.03%   9.72%
143,501-311,950     0.00%     33.0%       33.0%  2.99%  3.73%  4.48%  5.22%  5.97%  6.72%  7.46%  8.21%  8.96%   9.70%  10.45%
Over 311,950        0.00%     35.0%       35.0%  3.08%  3.85%  4.62%  5.38%  6.15%  6.92%  7.69%  8.46%  9.23%  10.00%  10.77%
-----------------------------------------------------------------------------------------------------------------------------

$Taxable Income*                     Federal     Florida Tax-Equivalent Yields**
Married Filing     State   Federal   Effective   ----------------------------------------------------------------------------
Jointly            Rate    Rate      Rate        2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
-----------------------------------------------------------------------------------------------------------------------------
$0-14,000           0.00%     10.0%       10.0%  2.22%  2.78%  3.33%  3.89%  4.44%  5.00%  5.56%  6.11%  6.67%   7.22%   7.78%
14,001-56,800       0.00%     15.0%       15.0%  2.35%  2.94%  3.53%  4.12%  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%   8.24%
56,801-114,650      0.00%     25.0%       25.0%  2.67%  3.33%  4.00%  4.67%  5.33%  6.00%  6.67%  7.33%  8.00%   8.67%   9.33%
114,651-174,700     0.00%     28.0%       28.0%  2.78%  3.47%  4.17%  4.86%  5.56%  6.25%  6.94%  7.64%  8.33%   9.03%   9.72%
174,701-311,950     0.00%     33.0%       33.0%  2.99%  3.73%  4.48%  5.22%  5.97%  6.72%  7.46%  8.21%  8.96%   9.70%  10.45%
Over 311,950        0.00%     35.0%       35.0%  3.08%  3.85%  4.62%  5.38%  6.15%  6.92%  7.69%  8.46%  9.23%  10.00%  10.77%
-----------------------------------------------------------------------------------------------------------------------------

*    This amount represents taxable income as defined in the Internal Revenue
     Code.
** Each entry represents the taxable yield that is the equivalent to the specified Federal tax-exempt yield for a Florida taxpayer in the specified income bracket

Performance Reporting

     From time to time, in advertisements or in reports to shareholders, the yields of the Funds, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Money Fund Report(R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Funds' yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The performance of the Money Market, Government Money Market and U.S. Treasury Money Market Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares and Retail A Shares of the Funds.

     The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement and is calculated as described above. Each Fund may also advertise its "effective yield" which is calculated as described above. The "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, each Tax-Exempt Money Market Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" is computed as described above. The U.S. Treasury Money Market Fund may also advertise a "state flow through yield," as discussed above.

     The Funds' yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by institutions to accounts of customers that have invested in shares of a Fund will not be included in calculations of yield.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

     As of September 8, 2003, the name, address and percentage ownership of the entities or persons that held of record or beneficially 5% or more of the outstanding shares of each class of Galaxy's investment portfolios were as follows:

                                         Percent
Registration Name                        Ownership
--------------------------------------------------

Money Market Fund
   Trust Shares
   Fleet National Bank
   P.O. Box 92800
   Rochester, NY 14692-8900                  93.49%

   Stable Asset Fund
   c/o Norstar Trust Company
   Gales & Co.
   159 East Main
   Rochester, NY 14638                        9.82%

Tax-Exempt Money Market Fund
   Trust Shares
   Fleet National Bank
   P.O. Box 92800
   Rochester, NY 14692-8900                  99.83%

Government Money Market Fund
   Trust Shares
   Fleet National Bank
   P.O. Box 92800
   Rochester, NY 14692-8900                  95.76%

   Beacon Mutual Insurance Co.
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                       11.43%

   AMS Trust Account
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                        5.23%

U.S. Treasury Money Market Fund
   Trust Shares
   Fleet National Bank
   P.O. Box 92800
   Rochester, NY 14692-8900                  99.14%

   Loring Walcott Client Sweep Acct
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                       29.51%

Institutional Government Money Market
Fund
   Class I Shares
   Fleet National Bank
   P.O. Box 92800
   Rochester, NY 14692-8900                  58.83%

   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE 10013E
   Boston, MA 02110-1802                     41.17%

   Class II Shares
   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE 10013E
   Boston, MA 02110-1802                    100.00%

   Class III Shares
   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE 10013E
   Boston, MA 02110-1802                    100.00%

                                         Percent
Registration Name                        Ownership
--------------------------------------------------

Money Market Fund
   Retail A Shares
   US Clearing A Division of Fleet
   Securities Inc.
   26 Broadway
   New York, NY 10004-1703                   10.42%

Tax-Exempt Money Market Fund
   Retail A Shares
   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE 10013E
   Boston, MA 02110-1802                      7.50%

Government Money Market Fund
   Retail A Shares
   Providence Equity Partners IV, Inc.
   50 Kennedy Plaza 18/th/ Floor
   Providence, RI 02903                       9.09%

   Providence Equity Offshore
   Partners IV LP
   50 Kennedy Plaza 18/th/ Floor
   Providence, RI 02903                       6.74%

Massachusetts Municipal Money Market
Fund
   Retail A Shares
   Fleet National Bank
   P.O. Box 92800
   Rochester, NY 14692-8900                  40.92%

   U.S. Clearing A Division of Fleet
   Securities Inc.
   26 Broadway
   New York, NY 10004-1703                   22.75%

Connecticut Municipal Money Market
Fund
   Retail A Shares
   Fleet National Bank
   P.O. Box 92800
   Rochester, NY 14692-8900                  49.01%

   William L. & Norma Lee Bucknall
   5 Oak Ridge Dr.
   Bethany, CT 06524                          5.78%

Institutional Treasury Money Market
Fund
   Class I Shares
   Fleet National Bank
   P.O. Box 92800
   Rochester, NY 14692-8900                   9.20%

   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA 02110-1802                      8.80%

   Fleet Bank Omnibus
   150 Windsor Street
   Mail Code CT EH 40504K
   CAS Operations
   Hartford, CT 06120                        78.13%

   Class II Shares
   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE 10013E
   Boston, MA 02110-1802                     99.88%

                                         Percent
Registration Name                        Ownership
--------------------------------------------------

   Class III Shares
   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA 02110-1802                     99.27%

Institutional Money Market Fund
   Class I Shares
   Fleet National Bank
   P.O. Box 92800
   Rochester, NY 14692-8900                  60.14%

   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA 02110-1802                     37.31%

   Class II Shares
   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA 02110-1802                     99.99%

   Class III Shares
   Bob & Co.
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA 02110-1802                     99.96%

   Prime Reserves
   U.S. Clearing Corp.
   26 Broadway
   New York, NY 10004-1703                  100.00%

   Government Reserves
   U.S. Clearing Corp.
   26 Broadway
   New York, NY 10004-1703                  100.00%

   Grupo Rotoplas, S.A. DE C.V.
   Paseo de la Reforma 382-2
   Col. Juarez
   Mexico D.F.
   06600 Mexico                              12.07%

   El Surtidor del Hogar
   Reforma #382 Piso 2
   Mexico D.F.
   06600 Mexico                               5.37%

   Tax-Exempt Reserves
   U.S. Clearing Corp.
   26 Broadway
   New York, NY 10004-1703                  100.00%

                             FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal period ended May 31, 2003 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal period ended May 31, 2003 and each of the fiscal years ended October 31, 2002, 2001, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The information in the Annual Report for the fiscal year ended October 31, 1998 was audited by Galaxy's former auditors.

                                  APPENDIX A
                                  ----------
                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings
-------------------------

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

     R-1  Prime Credit Quality

     R-2  Adequate Credit Quality

     R-3  Speculative

     All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     "R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

     "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Long-Term Credit Ratings
------------------------

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

     The following summarizes the ratings used by DBRS for long-term debt:

     "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

     "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     "BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

     "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

     "D" - This category indicates bonds in default of either interest or principal.

     ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

Notes to Short-Term and Long-Term Credit Ratings
------------------------------------------------

Standard & Poor's

     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     .    Positive means that a rating may be raised.
     .    Negative means that a rating may be lowered.
     .    Stable means that a rating is not likely to change.
     .    Developing means a rating may be raised or lowered.
     .    N.M. means not meaningful.

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Moody's

     Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

     Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody's written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used:
Rating(s) Under Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

Fitch

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

Rating Trends

     With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive,

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Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

     Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

Rating Actions

     In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

     Suspended Ratings: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

     Discontinued Ratings: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

     It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

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     Ratings "Under Review": DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

     Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

Municipal Note Ratings
----------------------

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

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

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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